UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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Filed by a Party other than the Registrant ☐
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☑       Definitive Proxy Statement
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☐       Soliciting Material Pursuant to §240.14a-12
TOMOTHERAPY INCORPORATED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ANNUAL MEETING OF SHAREHOLDERS
To be Held on May 1, 2009

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of TomoTherapy Incorporated (the “Company”) at 10:00 a.m. Central Daylight Time on Friday, May 1, 2009, at the Company’s administrative offices located as 1212 Deming Way, Madison, Wisconsin 53717 (the “2009 Annual Meeting”). At the 2009 Annual Meeting, you will be asked to vote on the election of the Company’s Board of Directors and other matters set forth in the attached proxy materials.

YOUR VOTE IS IMPORTANT.

Your vote is important, and all shareholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, we urge you to complete, date, sign and return the enclosed WHITE proxy card or the enclosed WHITE voting instruction card as promptly as possible, or to vote by telephone or Internet, to ensure your representation at the meeting. Telephone and Internet voting is available by following the instructions provided on the WHITE proxy card.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE TO ELECT EACH OF THE BOARD’S NOMINEES ON THE ENCLOSED WHITE PROXY CARD OR THE ENCLOSED WHITE VOTING INSTRUCTION CARD.

Avalon Portfolio, LLC, a dissident shareholder of the Company (“Avalon”), has provided notice of its intention to nominate four individuals for election to the Company’s Board of Directors at the 2009 Annual Meeting and to solicit proxies from the Company’s shareholders to vote in favor of Avalon’s slate in opposition to four of the nominees put forth by the Company’s Board of Directors. The Company’s Board of Directors does not endorse any of Avalon’s nominees. We urge you NOT to vote any proxy card that you may receive from Avalon or anyone associated with Avalon.

WE URGE YOU TO DISREGARD ANY MATERIALS AND NOT SIGN OR RETURN ANY PROXY CARD SENT TO YOU BY AVALON OR ANYONE OTHER THAN THE COMPANY.

The Company’s Board of Directors urges you to vote FOR ALL nine of the Board’s nominees for director: John J. Greisch, Sam R. Leno, T. Rockwell Mackie, John J. McDonough, Cary J. Nolan, Carlos A. Perez, Frederick A. Robertson, Roy T. Tanaka and Frances S. Taylor.

The Company’s Board of Directors is deeply committed to the Company, its shareholders and enhancing shareholder value. We look forward to seeing you at the 2009 Annual Meeting.

If you have any questions or require assistance in voting please contact MacKenzie Partners, Inc at (800) 322-2885 Toll Free or (212) 929-5500 Call Collect.

Sincerely,

/s/  T. Rockwell Mackie
T. Rockwell Mackie, Ph.D.
Chairman of the Board of Directors

2009
Proxy Statement and
Annual Meeting Notice

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held May 1, 2009

The Annual Meeting of the Shareholders of TomoTherapy Incorporated (the “Company”) will be held at 10 a.m. Central Daylight Time on Friday, May 1, 2009, at the Company’s administrative offices located at 1212 Deming Way, Madison, Wisconsin, 53717, for the following purposes:

1. To elect nine directors to the Board of Directors, each for a one-year term;

2. To ratify the appointment of PricewaterhouseCoopers LLP to serve as TomoTherapy’s independent registered public accounting firm for the fiscal year ending December 31, 2009;

3. To approve an amendment to the Company’s 2007 Equity Incentive Plan;

4. To approve an amendment to the Company’s 2007 Employee Stock Purchase Plan; and

5. To consider and act upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only holders of record of Company common stock at the close of business on March 20, 2009 will be entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

Details regarding the business to be conducted at the Annual Meeting are more fully described in the accompanying proxy materials.

For detailed information regarding voting instructions, please refer to the section entitled “General Information” on pages 1 through 5 of the accompanying proxy statement. You may revoke a previously delivered proxy at any time prior to the Annual Meeting. The giving of such proxy does not affect your rights to vote in person if you attend the meeting.

This notice of annual meeting and accompanying proxy statement and proxy card are first being mailed to the Company’s shareholders on or about March 25, 2009.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 1, 2009

The Proxy Statement and Annual Report on Form 10-K are available at www.tomotherapy.com.

BY ORDER OF THE BOARD OF DIRECTORS

/s/  Brenda S. Furlow
Brenda S. Furlow
Vice President, Secretary, and General Counsel

Madison, Wisconsin
March 23, 2009

YOUR VOTE IS IMPORTANT.

WHETHER OR NOT YOU PLAN TO ATTEND THE 2009 ANNUAL MEETING, PLEASE PROMPTLY SUBMIT A PROXY BY INTERNET, BY TELEPHONE OR BY MAIL BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED WHITE PROXY CARD OR THE ENCLOSED WHITE VOTING INSTRUCTION CARD.

GENERAL INFORMATION

This proxy statement is furnished to the shareholders of TomoTherapy Incorporated (“we,” “us,” or the “Company”) in connection with the solicitation of proxies by our Board of Directors for use at our Annual Meeting of Shareholders, to be held at 10 a.m. Central Daylight Time on Friday, May 1, 2009, at our administrative offices located at 1212 Deming Way, Madison, Wisconsin, 53717 (the “2009 Annual Meeting”). This proxy statement and the proxy card (collectively, this “Proxy Statement”) are first being mailed to our shareholders on or about March 25, 2009.

Q.	Why am I receiving these materials?

A.	We sent you this Proxy Statement because our Board of Directors is soliciting your proxy to vote at the 2009 Annual Meeting. This proxy statement summarizes the information you need to vote at the 2009 Annual Meeting. You do not need to attend the 2009 Annual Meeting to vote your shares.

Q.	What proposals will be voted on at the 2009 Annual Meeting?

A.	Shareholders will vote on four proposals at the 2009 Annual Meeting:

• To elect nine directors to serve for the ensuing year and until their successors are elected. Shareholders may vote for up to nine nominees;

• To ratify the appointment of PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2009;

• To approve an amendment to our 2007 Equity Incentive Plan to increase from 2,302,488 to 7,335,822 the aggregate number of shares of our common stock authorized for issuance under this plan; and

• To approve an amendment to our 2007 Employee Stock Purchase Plan to increase from 400,000 to 1,050,000 the aggregate number of shares of our common stock authorized for issuance under this plan.

We will also consider other business, if any, that properly comes before the 2009 Annual Meeting. Pursuant to our bylaws, the deadline for shareholders to submit proposals to be considered at the 2009 Annual Meeting was December 26, 2008. The only proposal submitted for this purpose by that date was the notice from Avalon Portfolio, LLC, a dissident shareholder (“Avalon”), of its intention to nominate four individuals for election to our Board of Directors at the 2009 Annual Meeting and to solicit proxies from our shareholders to vote in favor of Avalon’s slate in opposition to four of the nominees put forth by our Board of Directors.

We did not receive any proposal from a shareholder seeking to include a proposal in this Proxy Statement under applicable rules of the Securities and Exchange Commission (the “SEC”). If any attempt is made to introduce additional business at the 2009 Annual Meeting, the chair of the 2009 Annual Meeting will, if the facts warrant, determine and declare at the meeting that the additional item of business was not properly brought before the meeting and, if he should so determine, declare at the 2009 Annual Meeting that any such business that was not properly brought before the meeting and will not be transacted.

Q.	How does our Board of Directors recommend that I vote on the proposals?

A.	Our Board of Directors unanimously recommends that you vote FOR each of our Board’s nominees, FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009 and FOR the approval of the amendments to our 2007 Equity Incentive Plan and our 2007 Employee Stock Purchase Plan.

Q.	Who is entitled to vote?

A.	Only our common shareholders of record as of the close of business on the record date, March 20, 2009 (the “Record Date”), are entitled to vote at the 2009 Annual Meeting. As of the Record Date, 52,039,038 shares of our common stock were issued and outstanding. Each shareholder is entitled to one vote per share.

Q.	What should I do if I receive a proxy card from Avalon?

A.	Avalon has provided notice that it intends to nominate its own slate of four nominees for election to our Board of Directors at the 2009 Annual Meeting and solicit proxies for use at the 2009 Annual Meeting to vote in favor of the Avalon nominees in opposition to four of our Board of Directors’ nominees named in Proposal No. 1. You may receive an opposing proxy statement and proxy card and letters or other proxy solicitation materials from Avalon.

OUR BOARD OF DIRECTORS URGES YOU TO DISREGARD AND NOT TO SIGN OR RETURN ANY GOLD OR OTHER PROXY CARD SENT TO YOU BY AVALON OR ANY PERSON OTHER THAN TOMOTHERAPY.

CAUTION: Even a vote against Avalon’s nominees on Avalon’s proxy or voting instruction card will cancel any previous proxy given to us.

Even if you have previously signed a proxy or voting instruction card sent by Avalon, you have every right to change your vote by following the instructions on the WHITE proxy or WHITE voting instruction card to vote by signing, dating and mailing such WHITE card in the postage-paid envelope provided or by following the instructions on such WHITE card to vote by telephone or by Internet. A proxy executed and returned to us may also be revoked by delivering a later-dated proxy to Avalon or to us. Only the latest dated proxy card you vote will be counted.

Q.	How can I vote shares I own through my account with a broker or other nominee?

A.	Most of our shareholders hold their shares through a broker, dealer, bank or other nominee (that is, in “street name”), rather than directly in their personal names registered with our transfer agent. If you hold your shares in street name as of the Record Date, you are a “beneficial holder,” and our proxy materials are being forwarded to you by your broker, dealer, bank or other nominee together with a WHITE voting instruction card. Because a beneficial holder is not the shareholder of record, you may not vote these shares at the 2009 Annual Meeting unless you obtain a “legal proxy” from the broker, dealer, bank or other nominee that holds your shares, giving you the right to vote the shares at the 2009 Annual Meeting. Even if you plan to attend the 2009 Annual Meeting, we recommend that you vote your shares in advance, as described below, so that your vote will be counted if you later decide not to attend the 2009 Annual Meeting.

Q.	What do I need for admission to the 2009 Annual Meeting?

A.	You are entitled to attend the 2009 Annual Meeting only if you are a shareholder of record or a beneficial owner as of the close of business on the Record Date or you hold a valid proxy for the 2009 Annual Meeting. If you are the shareholder of record, your name will be verified against the list of shareholders of record prior to your admittance to the 2009 Annual Meeting. You should be prepared to present photo identification for admission at the 2009 Annual Meeting. If you hold your shares in street name, you should provide proof of beneficial ownership on the Record Date, such as a brokerage account statement showing that you owned shares of our common stock as of the Record Date, a copy of the WHITE voting instruction card provided by your broker, dealer, bank or other nominee or other similar evidence of ownership as of the Record Date, as well as your photo identification, for admission. If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the 2009 Annual Meeting.

Q.	How can I vote my shares without attending the 2009 Annual Meeting?

A.	If you are a shareholder of record, you may direct your vote without attending the 2009 Annual Meeting by completing and mailing your WHITE proxy card in the enclosed pre-paid envelope or by following the instructions on the WHITE proxy card to vote by telephone or by Internet.

If you hold your shares in street name, you may direct your vote without attending the 2009 Annual Meeting by completing and mailing your WHITE voting instruction card in the enclosed pre-paid envelope. Telephone and Internet voting may also be available. Please see your WHITE voting instruction card for instructions.

Q.	How will my shares be voted if I return a blank WHITE proxy card or a blank WHITE voting instruction card?

A.	If you are a shareholder of record, and you sign and return a WHITE proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board of Directors on all matters listed in the notice for the 2009 Annual Meeting and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote before the meeting. If you hold your shares in street name and do not provide your broker with voting instructions (including by returning a blank WHITE voting instruction card), your shares will be treated as “broker non-votes” if there is a contested election for directors, and your shares will not be counted in connection with any of the proposals that are before our shareholders at the 2009 Annual Meeting. If there is no contested election for directors, then returning a blank WHITE voting instruction card will result in your shares being voted FOR our Board of Directors’ nominees and the ratification of the appointment of PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for our 2009 fiscal year, and your shares will not be counted (other than for quorum purposes) in connection with the proposals to amend our 2007 Equity Incentive Plan or 2007 Employee Stock Purchase Plan.

Q.	Can I change my vote or revoke my proxy?

A.	You may change your vote or revoke your proxy at any time before your proxy is voted at the 2009 Annual Meeting. If you are a shareholder of record, you may change your vote or revoke your proxy by: (1) delivering to us (Attention: Corporate Secretary) at the address on the first page of this Proxy Statement a written notice of revocation of your proxy; (2) delivering to us an authorized proxy bearing a later date (including a proxy by telephone or over the Internet); or (3) attending the 2009 Annual Meeting and voting in person. Attendance at the meeting in and of itself, without voting in person at the meeting, will not cause your previously granted proxy to be revoked. For shares you hold in street name, you may change your vote by submitting new voting instructions to your broker, dealer, bank or other nominee or, if you have obtained a legal proxy from your broker, dealer, bank or other nominee giving you the right to vote your shares at the 2009 Annual Meeting, by attending the meeting and voting in person.

Q.	What constitutes a quorum?

The 2009 Annual Meeting will be held only if a quorum is present. The presence at the 2009 Annual Meeting (in person or by proxy) of the shareholders entitled to cast a majority of all the votes entitled to be cast at the meeting as of the Record Date constitutes a quorum allowing us to conduct business at the meeting. Shares represented by properly completed proxy cards either marked “abstain” or “withhold authority to vote,” or returned without voting instructions are counted as present for the purpose of determining whether a quorum is present. Also, if shares are held by brokers, dealers, banks or other nominees who are prohibited from exercising discretionary authority for beneficial owners who have not given voting instructions (“broker non-votes”), those shares will counted as present for quorum purposes unless there is a contested election for directors.

Q.	What vote is required to approve each matter to be considered at the Annual Meeting?

Election of Directors. Directors will be elected by a plurality of the votes cast (in person or by proxy) at the 2009 Annual Meeting on the election of directors. This means that the nine nominees receiving the most votes “FOR” election at the 2009 Annual Meeting will be elected to our Board of Directors.

Ratification of Independent Registered Public Accounting Firm. The proposal will be approved if the votes cast (in person or by proxy) “FOR” the proposal exceed the votes cast “AGAINST” the proposal.

Approval of Amendment to our 2007 Equity Incentive Plan. The proposal will be approved if the votes cast (in person or by proxy) “FOR” the proposal exceed the votes cast “AGAINST” the proposal.

Approval of Amendment to our 2007 Employee Stock Purchase Plan. The proposal will be approved if the votes cast (in person or by proxy) “FOR” the proposal exceed the votes cast “AGAINST” the proposal.

Q.	How are votes counted?

A.	You may vote all of the shares that you own, including shares that are registered directly in your name and those held in street name. If you sign and return your proxy card, but you abstain on a particular proposal, your vote will be considered an “abstention.” With respect to the proposals to elect directors, abstention or instructions to “withhold authority” as to the election of any director nominee will not affect whether a nominee has received sufficient votes to be elected. With respect to the proposals to approve the amendments to our 2007 Equity Incentive Plan and our 2007 Employee Stock Purchase Plan and the proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009, abstentions will also have no effect on the outcome of the vote.

If you hold shares beneficially in street name and do not provide your broker, dealer, bank or nominee with voting instructions, your shares may not get voted.

Please promptly vote by telephone or Internet or sign, date and return the WHITE voting instruction card your broker, dealer, bank or other nominee has enclosed, in accordance with the instructions on the card.

Q.	Who will count the votes?

A.	An independent inspector of election appointed by TomoTherapy will tabulate and certify the shareholder vote for the 2009 Annual Meeting.

Q.	What is the deadline for submitting a proxy?

A.	In order to be counted, proxies submitted by telephone or the Internet must be received by 11:59 p.m. Eastern Daylight Time on April 30, 2009. Proxies submitted by mail must be received on May 1, 2009 prior to the start of the 2009 Annual Meeting.

Q.	What does it mean if I receive more than one proxy card?

A.	If you hold your shares in more than one account, you will receive a WHITE proxy card for each account. To ensure that all of your shares are voted, please complete, sign, date and return a WHITE proxy card for each account or use the WHITE proxy card to vote by telephone or Internet. You should vote all your shares. To provide better shareholder service, we encourage you to have all of your shares registered in the same name and address. You may do this by contacting our transfer agent, Wells Fargo Shareowner Services, at 1-800-468-9716.

As previously noted, Avalon has provided notice that it intends to nominate and solicit proxies for use at the 2009 Annual Meeting to vote in favor of its own slate of four nominees for election as directors to serve on our Board of Directors. We do not believe these proposals and nominees are in your best interest. As a result, you may receive proxy cards from both Avalon and us. To ensure shareholders have our latest proxy information and materials to vote, our Board of Directors expects to conduct multiple mailings prior to the date of the 2009 Annual Meeting, each of which will include a WHITE proxy card regardless of whether or not you have previously voted. Only the latest proxy card you vote will be counted.

CAUTION: Even a vote against Avalon’s nominees on Avalon’s card will cancel any previous proxy given to us. OUR BOARD OF DIRECTORS URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD SENT TO YOU BY AVALON. Even if you have previously signed a proxy card sent by Avalon, you have the right to change your vote by re-voting by telephone or Internet or by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided. Only the latest-dated proxy you submit will be counted. We urge you to disregard any proxy card sent to you by Avalon.

Q.	Who is making and paying for this solicitation?

A.	This proxy solicitation is being made on behalf of our Board of Directors. We will pay the cost of preparing, printing and distributing this Proxy Statement and related materials. Upon request, we will reimburse brokers, dealers, banks and other nominees for reasonable expenses they incur in forwarding proxy materials to beneficial owners of shares of our common stock. We have also retained MacKenzie Partners, Inc. (“MacKenzie”) to assist in the distribution and solicitation of proxies and to verify records related to the solicitation at an initial fee of $30,000 plus reimbursement for reasonable out-of-pocket expenses incurred during the solicitation. MacKenzie and our directors, officers and employees may solicit proxies by mail, in person or by telephone. Our directors, officers and employees will not receive any additional compensation for these solicitation activities. We agreed to indemnify MacKenzie against liabilities and expenses arising in connection with the proxy solicitation unless caused by MacKenzie’s bad faith or willful misconduct.

If Avalon proceeds with a potential proxy contest, we will incur substantial additional costs in connection with our solicitation of proxies. MacKenzie has advised us that it would charge us an additional fee of up to $145,000 in the event of a proxy contest. The expenses related to the solicitation of proxies from our shareholders are expected to total up to approximately $676,000, of which approximately $156,000 has been spent to date. MacKenzie has advised us that approximately 60 of its employees will be involved in the proxy solicitation on our behalf.

Q.	Whom can I contact if I have questions or need assistance in voting my shares?

A.	Please call MacKenzie Partners, Inc., the firm assisting us in the solicitation of proxies, at:

105 Madison Avenue
New York, New York 10016
proxy@mackenziepartners.com
Call Collect: (212) 929-5500
or
Toll-Free (800) 322-2885

We are not responsible for the accuracy of any information provided by or relating to Avalon or the Avalon nominees contained in any proxy solicitation materials made available by or on behalf of Avalon or any other statements that Avalon may otherwise make. Avalon chooses which shareholders receive its proxy solicitation materials and is responsible under applicable SEC rules for disclosing certain information about its nominees and its solicitation effort in its own proxy materials.

Shareholder Proposals for the 2010 Annual Meeting

For a shareholder proposal to be considered for inclusion in the Company’s proxy statement for the annual meeting to be held in 2010, the proposal must be in writing and received by the Company’s Corporate Secretary at the Company’s principal executive offices no later than November 23, 2009. If the date of next year’s annual meeting is more than 30 days before or 30 days after the anniversary date of this year’s annual meeting, the deadline for inclusion of proposals in the Company’s proxy statement will instead be a reasonable time before the Company begins to print and mail its proxy materials. Shareholder proposals must comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other applicable rules established by the SEC. In addition, the Company’s bylaws establish an advance notice procedure with regard to certain matters, including shareholder proposals not included in the Company’s proxy statement, to be brought before an annual meeting of shareholders. In general, notice must be received at the Company’s principal executive offices not less than 90 calendar days before and not more than 120 calendar days before the one year anniversary of the date on which the Company first mailed its proxy statement to shareholders in connection with the previous year’s annual meeting of shareholders. Therefore, to be presented at the Company’s 2010 annual meeting of shareholders, such a proposal must be received by the Company on or after November 25, 2009 but no later than December 28, 2009. In the event that the date of the annual meeting has been changed by more than 30 days from the date of the first anniversary of the prior year’s meeting, notice by the shareholder must be so received not earlier than 120 calendar days and not later than the close of business on the 90th calendar day prior to the scheduled date of such annual meeting, or 10 calendar days following the Company’s public announcement of the date of the meeting. The Company’s bylaws also specify requirements as to the form and content of a shareholder’s notice of proposal.

Shareholder Nominations of Director Candidates

Any shareholder proposals for director candidates for consideration by the Company’s Nominating and Governance Committee and Board of Directors must be in writing and include the nominee’s name and qualifications for board membership and should be directed to the Company’s Corporate Secretary at the Company’s principal executive offices. Shareholders are advised to review the Guidelines for Selecting Board Candidates attached as Appendix A to the Charter of the Nominating and Governance Committee for more information about the qualifications sought for director candidates. The Company’s bylaws also require that any proposal for nomination of directors include the consent of each nominee to serve as a member of the Company’s Board of Directors, if so elected. Shareholders are also advised to review the Company’s bylaws, which contain additional requirements with respect to shareholder nominees for the Company’s Board of Directors. In addition, the shareholder must give timely notice to the Company’s Corporate Secretary in accordance with the provisions of the Company’s bylaws, which require that the notice be received by the Company’s Corporate Secretary no earlier than November 25, 2009 but no later than December 28, 2009.

BACKGROUND

Avalon has been a shareholder of the Company since May 1999 and currently beneficially owns more than 4% of the outstanding shares of the Company’s common stock. Sam R. Leno, a director of the Company since July 2006, was originally appointed by Avalon Technology LLC, an affiliate of Avalon.

Beginning in April 2008, Avalon began contacting the Company to ascertain whether the Company had made any attempt to consider the value of the Company to a strategic buyer. On September 22, 2008, Avalon contacted two of the Company’s outside directors formally requesting to make a presentation to the Company’s Board of Directors at its September 30, 2008 meeting. The next day, one of the Company’s outside directors responded to Avalon, stating that he would discuss the request for access to the Company’s Board with the Company’s Board at its September 30, 2008 meeting.

In October 2008, Avalon continued to request access to the Company’s independent directors, and at the end of October 2008, Fred Robertson, the Chief Executive Officer of the Company, offered to speak with Avalon, along with one or two of the Company’s independent directors.

Avalon did not accept this offer. Instead, on November 17, 2008, Avalon issued a press release, publicly urging the Company to consider strategic alternatives. In the press release the Company issued the next day, the Company reiterated its offer for Avalon to meet directly with several of the Company’s independent directors.

Again, Avalon did not accept the Company’s offer. On November 25, 2008, Avalon gave written notice to the Company of Avalon’s demand to inspect and copy certain of the Company’s records and documents, including the Company’s shareholder list, and on December 23, 2008, Avalon furnished notice to the Company of Avalon’s intent to nominate four individuals for election to the Company’s Board of Directors at the 2009 Annual Meeting. Avalon subsequently publicly announced its director nominations on December 29, 2008.

On January 13, 2009, the Company reiterated the invitation to meet with Mr. Robertson and several of the Company’s outside directors, and on January 16, 2009, Avalon accepted the invitation, stating that it was critical that the meeting be with either the whole Board or with the Company’s non-management directors.

On February 12, 2009, four of the Company’s outside directors, John J. Greisch, John J. McDonough, Cary J. Nolan and Frances S. Taylor, met with representatives from Avalon. In addition, Mr. Robertson attended portions of the meeting. The directors listened to Avalon’s concerns and indicated that they were actively engaged and acting to maximize shareholder value.

On March 12, 2009, Avalon contacted Mr. Robertson to schedule a call the next day with Theodore Waitt, who, according to Avalon’s preliminary proxy statement, is the founder and Chief Executive Officer of Avalon Capital Group, Inc. (“Avalon Capital”), the sole manager of Avalon. Although Mr. Robertson made himself available on Friday, March 13, 2009, and the following Monday, neither Mr. Waitt nor anyone from Avalon contacted Mr. Robertson. When Mr. Robertson followed up with Avalon on March 17, 2009, Timothy Dooling of Avalon Capital stated, “[Mr. Waitt] is in the Southern Pacific Ocean at the moment, and his schedule is a bit erratic. When he returns I will enquire if he still wants to have the call, in the meantime if you need anything from us, we are available.”

Beginning the next day, March 18, 2009, Mr. Greisch repeatedly contacted Jonathan McCloskey of Avalon Capital.

On March 19, 2009, Avalon gave written notice to the Company of Avalon’s demand to inspect and copy certain of the Company’s records and documents, including the Company’s shareholder list.

On March 20, 2009, Mr. McCloskey finally returned Mr. Greisch’s calls. During this conversation, Mr. Greisch made a proposed settlement offer to Mr. McCloskey. Mr. McCloskey stated that he did not think that the settlement proposal would be adequate but that he would consult Mr. Waitt and provide an official response the week of March 23, 2009.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Board of Directors has nine members each of whom is elected annually for a one-year term. At the 2009 Annual Meeting, you and other shareholders will elect nine individuals to serve as directors for a one-year term that expires at the Company’s 2010 Annual Meeting of Shareholders. All of the nominees are currently members of the Board of Directors.

The individuals named as proxyholders will vote your proxy for the election of the nine nominees unless you direct them to withhold your votes for any or all of the nominees. All of the nominees listed below have consented to being named in this Proxy Statement and to serve as a director of the Company if elected.

Below are the names and ages as of March 20, 2009 of these nominees, their principal occupations, length of service on the Board of Directors, employment for the last five years and directorships they hold in other public companies.

Nominees for Election for a One-Year Term Ending with the 2010 Annual Meeting

			Director
Name	Age	Principal Occupation and Business Experience	Since

John J. Greisch(2)	53	Director; Corporate Vice President and President, International of Baxter International Inc., a healthcare company that markets and sells medical devices, pharmaceuticals and biotechnology products, since May 2006; Chief Financial Officer of Baxter International Inc. from June 2004 to May 2006; President of Baxter’s bioscience business from January to June 2004; Vice President of Finance for Baxter’s renal and bioscience businesses from March 2002 to 2003; Certified Public Accountant formerly with Price Waterhouse.	2008
Sam R. Leno(1)	63	Director; Chief Financial Officer and Executive Vice President of Finance and Information Systems of Boston Scientific Corporation, a medical device company that markets and sells medical devices for cardiovascular and other medical conditions, since June 2007; Executive Vice President, Finance and Corporate Services and Chief Financial Officer for Zimmer Holdings, Inc., a medical device company that markets and sells trauma, dental implant, and orthopaedic surgical products, from 2001 to May 2007.	2006
T. Rockwell Mackie, Ph.D.	54	Director; Co-founder of Tomo Therapy; Chairman of Tomo Therapy since June 1999; Professor in the departments of Medical Physics and Human Oncology at the University of Wisconsin since 1987.	1997
John J. McDonough(1)	72	Director; Co-founder and Chairman since 2001 of McDonough Medical Products Corporation, an independent supplier of medical imaging components and dental x-ray systems located in Lincolnshire, Illinois. Director of three non-profit organizations.	2004
Cary J. Nolan(2)(3)	66	Director; President and CEO of Riverstone International, a business consulting firm, since December 2003; Past President and Chief Executive Officer of Picker International, an x-ray equipment company, from 1989 to 1999; Director of Premier Farnell plc, a distribution company in London, United Kingdom, and of Toshiba America Medical Corporation, from 1999 to 2008.	2001

			Director
Name	Age	Principal Occupation and Business Experience	Since

Carlos A. Perez, M.D.(3)	74	Director; Professor Emeritus in the Department of Radiation Oncology at Mallinckrodt Institute of Radiology, Siteman Cancer Center, Washington University Medical Center since September 2004; Director and Chair of the Department of Radiation Oncology at Washington University from July 1976 through September 2004; President of the American Society of Therapeutic Radiation during the 1982 calendar year.	2005
Frederick A. Robertson, M.D.	53	Director; Chief Executive Officer of TomoTherapy since December 2005; President of TomoTherapy since January 2009; Assistant Professor of Anesthesiology at the Medical College of Wisconsin from December 2000 through December 2004; President and Chief Executive Officer of GE Marquette Medical Systems from 1998 to 2000, and the Chief Clinical Officer of GE Medical Systems in 2000.	2005
Roy T. Tanaka(1)	61	Director; Worldwide President of Biosense Webster, a Johnson & Johnson company that manufactures electrophysiology equipment, from March 2004 to September 2008; President of Biosense Webster from March 1997 through March 2004.	2008
Frances S. Taylor(2)(3)	62	Director; Interim Director and General Manager of Builders World, Inc., a distributor of building materials in Waukesha, Wisconsin, from December 2005 to July 2007; Past Executive Vice President of Bank of America and CEO of BA Asia, Ltd. among other leadership positions at Bank of America from 1977 to 1998; Director of Oak Financial, since May 2005 and Director of Oak Bank, since February 2005.	2006

(1)	Member of Audit Committee

(2)	Member of Compensation Committee

(3)	Member of Nominating and Governance Committee

Recommendation of the Board of Directors

The Board of Directors believes that it is important to ensure that the Board is comprised of highly qualified individuals who have relevant experience and are accomplished in their respective fields. The Board of Directors also believes that it is important for the full Board to work together constructively with a focus on shareholder value and a duty to both the Company and to the interests of all of the Company’s shareholders. The Board of Directors believes that the Board’s nominees meet these criteria and have consistently displayed a desire and willingness to fulfill their responsibilities to the best of their abilities and will continue to promote the interests of both the Company and its shareholders at the board level.

FOR THESE REASONS. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ALL NINE OF THE ABOVE NOMINEES.

PROPOSAL TWO

RATIFICATION OF THE APPOINTMENT OF
THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As of March 17, 2009, the Audit Committee dismissed Grant Thornton LLP and appointed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm to perform the audit of the Company’s consolidated financial statements for the 2009 fiscal year. The Company is asking you and other shareholders to ratify the appointment of PwC. PwC has not previously served as the Company’s independent registered public accounting firm. Grant Thornton LLP audited the Company’s consolidated financial statements for the fiscal years ended December 31, 2006, 2007 and 2008.

The audit reports of Grant Thornton LLP on the consolidated financial statements of the Company for the fiscal years ended December 31, 2007 and 2008 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s two most recent fiscal years and through March 17, 2009, there have been no disagreements between Grant Thornton LLP and the Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton LLP, would have caused Grant Thornton LLP to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years. During the Company’s two most recent fiscal years and through March 17, 2009, the Company has had no “reportable events” (as defined in Regulation S-K Item 304(a)(1)(v)).

During the Company’s two most recently completed fiscal years, and through March 17, 2009, the Company did not consult with PwC regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements. During the Company’s two most recently completed fiscal years and through March 17, 2009, the Company did not consult with PwC with respect to any of the matters or events required to be disclosed pursuant to Item 304(a)(2)(i) or (ii) of Regulation S-K, other than the consultations described above.

The Audit Committee annually reviews the independent registered public accounting firm’s independence, including reviewing all relationships between the independent registered public accounting firm and the Company and any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm, and the independent registered public accounting firm’s performance. As a matter of good corporate governance, the Board of Directors, upon recommendation of the Audit Committee, has determined to submit to shareholders for ratification the appointment of PwC. In the event that a majority of the shares of common stock present in person or represented by proxy at the 2009 Annual Meeting and entitled to vote on Proposal Two do not ratify this appointment of PwC, the Audit Committee will review its future appointment of PwC. Even if the selection is ratified, the Audit Committee may appoint a different independent registered public accounting firm during the year if it determines that such a change would be in the Company’s and its shareholders’ best interests.

The Company expects that representatives of PwC will be present at the 2009 Annual Meeting. Such representatives will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee must pre-approve all audit and permissible non-audit services to be provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally requested annually and any pre-approval is detailed as to the particular service, which must be classified in one of the four categories of services. The Audit Committee may also, on a case-by-case basis, pre-approve particular services that are not contained in the annual pre-approval request. In connection with this pre-approval policy, the Audit Committee also considers whether the categories of pre-approved services are consistent with the rules on accountant independence of the SEC.

Principal Accountant Fees and Services

The following is a summary of the fees billed to the Company by Grant Thornton, LLP for professional services rendered for the fiscal years ended December 31, 2008 and 2007:

	2008	2007

Audit fees	$371,662	$256,482
Audit related fees	104,135	11,123
Tax fees	28,426	105,345
All other fees	—	504,466

Total	$504,223	$877,416

Audit Fees.  Consist of fees billed for professional services rendered for the annual audit of the Company’s consolidated financial statements and review of the interim consolidated financial statements included in Form 10-Q Quarterly Reports and services that Grant Thornton normally provides in connection with statutory and regulatory filings or engagements.

Audit-Related Fees.  Consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” These services include consultations concerning financial accounting and reporting standards.

Tax Fees.  Consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, assistance with tax reporting requirements and audit compliance, tax planning, and tax consulting.

All Other Fees.  Consist of fees related to preparation and filing of the Company’s initial public offering of common stock on May 8, 2007 and a secondary offering of common stock by certain selling shareholders on October 16, 2007.

The Audit Committee determined that Grant Thornton’s provision of these services, and the fees that the Company paid for these services, are compatible with maintaining the independence of the independent registered public accounting firm. The Audit Committee pre-approved all services that Grant Thornton provided in fiscal years 2008 and 2007 in accordance with the pre-approval policy discussed above.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2009.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors — the Audit Committee — consists of three directors whose names appear below. Each member of the Audit Committee meets the definition of “independent director” and otherwise qualifies to be a member of the Audit Committee under the Nasdaq listing requirements.

The Audit Committee’s general role is to assist the Board of Directors in monitoring the Company’s financial reporting process and related matters. Its specific responsibilities are set forth in its charter. The Audit Committee reviews its charter at least annually, and did so at the December 10, 2008 Audit Committee meeting.

As required by the charter, the Audit Committee reviewed the Company’s financial statements for the fiscal year 2008 and met with management, as well as representatives of Grant Thornton, LLP, the Company’s independent registered public accounting firm (the “Accounting Firm”), to discuss the financial statements. The Audit Committee also discussed with members of the Accounting Firm the matters required to be discussed by the Statement on Auditing Standards 61, Communications with Audit Committees.

In addition, the Audit Committee received written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board, and discussed with members of the Accounting Firm their independence from management and the Company.

Based on these discussions, the financial statement review and other matters it deemed relevant, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements for the fiscal year 2008 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008.

Furthermore, in connection with the standards for independence promulgated by the Securities and Exchange Commission, the Audit Committee has reviewed the services provided by the Accounting Firm, the fees the Company paid for these services, and whether the provision of the services is compatible with maintaining the independence of the independent registered public accounting firm. The Audit Committee deemed that the provision of the services is compatible with maintaining such independence.

The Audit Committee has appointed PricewaterhouseCoopers LLP to be the Company’s independent registered public accounting firm for the 2009 fiscal year. In the event that at the 2009 Annual Meeting more votes are cast opposing the ratification of this appointment than are cast in favor of such ratification, the Audit Committee will review its future appointment of PricewaterhouseCoopers LLP.

Respectfully submitted by the Audit Committee:

John J. McDonough (chair)
Sam R. Leno
Roy T. Tanaka

PROPOSAL THREE

APPROVAL OF AN AMENDMENT TO THE
2007 EQUITY INCENTIVE PLAN

On March 6, 2009, the Board of Directors approved an amendment to the 2007 Equity Incentive Plan (the “2007 Incentive Plan”), which consists of an increase in the number of shares that may be granted during the life of the 2007 Incentive Plan by 5,033,334 shares. The Company’s shareholders are being asked to approve this amendment. If the amendment is not approved by the Company’s shareholders, the Company will continue to operate the 2007 Incentive Plan pursuant to its current provisions.

Purposes of the 2007 Incentive Plan

The 2007 Incentive Plan was adopted by the Board of Directors and Company shareholders in April 2007 as an integral part of the Company’s compensation program. The purpose of this plan is to enable the Company to attract and retain top talent and focus employees on creating and sustaining shareholder value through increased employee stock ownership.

Purpose of the Amendment

The amendment would increase the number of shares that may be granted during the life of the 2007 Incentive Plan by 5,033,334 shares. As of March 18, 2009, options to purchase 1,976,868 shares of the Company’s common stock were outstanding under the 2007 Incentive Plan and 293,953 shares of the Company’s common stock remained available for grants under the 2007 Incentive Plan. The Company is asking shareholders now to increase the number of shares available for grants under the 2007 Incentive Plan to a level that the Company believes will, on the basis of current assumptions, ensure that enough shares remain available for anticipated issuances under the 2007 Incentive Plan until the 2011 Annual Meeting.

Summary Description of the 2007 Incentive Plan

The following description of the 2007 Incentive Plan, as proposed to be amended, is a summary and is qualified in its entirety by reference to the complete text of the 2007 Incentive Plan, which is attached as Appendix I to this proxy statement.

Eligibility.  Persons eligible to participate in the 2007 Equity Incentive Plan include all nine members of the Board of Directors and all of the Company’s and the Company’s subsidiaries’ employees (approximately 670) and consultants, as determined by the plan administrator.

Shares Available for Awards.  Subject to certain adjustments set forth in the 2007 Incentive Plan, the maximum number of shares of the Company’s common stock that may be issued or awarded under the plan, assuming shareholders approve this amendment, is 7,335,822 shares. If any shares covered by an award granted under the plan are forfeited, or if an award expires or terminates, the shares covered by the award will again be available for grant under the plan. With respect to the exercise of stock appreciation rights, only the number of shares actually issued upon such exercise will be counted against the shares available under the plan.

Awards.  The 2007 Incentive Plan provides for the grant of incentive stock options, nonqualified stock options, restricted stock, stock appreciation rights, performance shares, performance stock units, dividend equivalents, stock payments, deferred stock, restricted stock units, performance bonus awards and performance-based awards to eligible individuals. Except as otherwise provided by the plan administrator, no award granted under the plan may be assigned, transferred or otherwise disposed of by the grantee, except by will or the laws of descent and distribution.

Stock Options.  Stock options, including both nonqualified stock options and incentive stock options, within the meaning of Section 422 of the Code, may be granted under the 2007 Incentive Plan. The option exercise price of all stock options granted pursuant to the plan will not be less than 100% of the fair market value of the Company’s stock on the date of grant. Notwithstanding whether an option is designated as an incentive stock option, to the extent that the aggregate fair market value of the shares with respect to which such option is exercisable for the first time by any optionee during any calendar year exceeds $100,000, such excess will be treated as a nonqualified stock option. As of March 20, 2009, the fair market value of a share of common stock of the Company, as determined in accordance with the 2007 Incentive Plan was $2.68.

Payment of the exercise price of an option may be made in cash or, with the consent of the plan administrator, shares of the Company’s stock with a fair market value on the date of delivery equal to the exercise price of the option or exercised portion thereof or other property acceptable to the plan administrator (including the delivery of a notice that the participant has placed a market sell order with a broker with respect to shares then issuable upon exercise of the option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the option exercise price). However, no participant who is a member of the Board of Directors or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act, will be permitted to pay the exercise price of an option in any method which would violate Section 13(k) of the Exchange Act.

Stock options may be exercised as determined by the plan administrator, but in no event after the tenth anniversary of the date of grant.

Restricted Stock.  Eligible employees, consultants and directors may be issued restricted stock in such amounts and on such terms and conditions as determined by the plan administrator. Restricted stock will be subject to restrictions on transferability and other such restrictions as the plan administrator may determine, including, without limitation, limitations on the right to vote restricted stock or the right to receive dividends on the restricted stock. These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the plan administrator determines at the time of grant of the award or thereafter.

Restricted Stock Units.  Restricted stock units may be granted to any participant in such amounts and subject to such terms and conditions as determined by the plan administrator. At the time of grant, the plan administrator will specify the date or dates on which the restricted stock units will become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. At the time of grant, the plan administrator will specify the maturity date applicable to each grant of restricted stock units which will be no earlier than the vesting date or dates of the award and may be determined at the election of the participant. On the maturity date, the Company will transfer to the participant one unrestricted, fully transferable shares of the Company’s stock for each restricted stock unit scheduled to be paid out on such date and not previously forfeited.

Stock Appreciation Rights.  A stock appreciation right, or SAR, is the right to receive payment of an amount equal to the excess of the fair market value of shares of the Company’s stock on the date of exercise of the SAR over the fair market value of shares of the Company’s stock on the date of grant of the SAR. The plan administrator may issue SARs in such amounts and on such terms and conditions as it may determine, consistent with the terms of the plan. The plan administrator may elect to pay SARs in cash, in the Company’s stock or in a combination of cash and the Company’s stock.

Other Awards Under the Plan.  The 2007 Incentive Plan provides that the plan administrator may also grant or issue performance shares, performance stock units, dividend equivalents, stock payments, deferred stock, restricted stock units, performance bonus awards and performance-based awards or any combination thereof to eligible employees, consultants and directors. The term of each such grant or issuance will be set by the plan administrator in its discretion. The plan administrator may establish the exercise price or purchase price, if any, of any such award.

Payments with respect to any such award will be made in cash, in the Company’s stock or in a combination of cash and the Company’s stock, as determined by the plan administrator. Any such award will be subject to such additional terms and conditions as determined by the plan administrator and will be evidenced by a written award agreement.

Performance Shares.  Awards of performance shares are denominated in a number of shares of the Company’s stock and may be linked to any one or more performance criteria determined appropriate by the plan administrator, in each case on a specified date or dates or over any period or periods determined by the plan administrator.

Performance Stock Units.  Awards of performance stock units are denominated in unit equivalent of shares of the Company’s stock and/or units of value, including dollar value of shares of the Company’s stock, and may be linked to any one or more performance criteria determined appropriate by the plan administrator, in each case on a specified date or dates or over any period or periods determined by the plan administrator.

Dividend Equivalents.  Dividend equivalents are rights to receive the equivalent value (in cash or the Company’s stock) of dividends paid on the Company’s stock. They represent the value of the dividends per share paid by the Company, calculated with reference to the number of shares that are subject to any award held by the participant.

Stock Payments.  Stock payments include payments in the form of the Company’s stock, options or other rights to purchase the Company’s stock made in lieu of all or any portion of the compensation that would otherwise be paid to the participant. The number of shares will be determined by the plan administrator and may be based upon specific performance criteria determined appropriate by the plan administrator, determined on the date such stock payment is made or on any date thereafter.

Deferred Stock.  Deferred stock may be awarded to participants and may be linked to any performance criteria determined to be appropriate by the plan administrator. Stock underlying a deferred stock award will not be issued until the deferred stock award has vested, pursuant to a vesting schedule or performance criteria set by the plan administrator, and unless otherwise provided by the plan administrator, recipients of deferred stock generally will have no rights as a shareholder with respect to such deferred stock until the time the vesting conditions are satisfied and the stock underlying the deferred stock award has been issued.

Performance Bonus Awards.  Any participant selected by the plan administrator may be granted a cash bonus payable upon the attainment of performance goals that are established by the plan administrator and relate to any one or more performance criteria determined appropriate by the plan administrator on a specified date or dates or over any period or periods determined by the plan administrator. Any such cash bonus paid to a “covered employee” within the meaning of Section 162(m) of the Code may be a performance-based award as described below.

Performance-Based Awards.  The plan administrator may grant awards other than options and stock appreciation rights to employees who are or may be “covered employees,” as defined in Section 162(m) of the Code, that are intended to be performance-based awards within the meaning of Section 162(m) of the Code in order to preserve the deductibility of these awards for federal income tax purposes. Participants are only entitled to receive payment for a performance-based award for any given performance period to the extent that pre-established performance goals set by the plan administrator for the period are satisfied. With regard to a particular performance period, the plan administrator will have the discretion to select the length of the performance period, the type of performance-based awards to be granted, and the goals that will be used to measure the performance for the period. In determining the actual size of an individual performance-based award for a performance period, the plan administrator may reduce or eliminate (but not increase) the award. Generally, a participant will have to be employed by the Company or any of its qualifying subsidiaries on the date the performance-based award is paid to be eligible for a performance-based award for any period.

The performance criteria that the administrator may select for purposes of establishing the performance goal or goals for a participant for a performance period are limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added, sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on net assets, return on shareholders’ equity, return on assets, return on capital, shareholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings per share, price per share of common stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The administrator defines in an objective fashion the manner of calculating the performance criteria it selects to use for such performance period for a particular participant.

Administration.  With respect to stock option grants and other awards granted to the Company’s independent directors, the 2007 Equity Incentive Plan is administered by the full Board of Directors. With respect to all other awards, the plan is administered by the Company’s Compensation Committee. In addition, the Board of Directors may at any time exercise any rights and duties of the committee under the plan except with respect to matters which under Rule 16b-3 under the Exchange Act or Section 162(m) of the Code are required to be determined in the sole discretion of the committee.

The plan administrator has the exclusive authority to administer the plan, including, but not limited to, the power to determine award recipients, the types and sizes of awards, the price and timing of awards and the acceleration or waiver of any vesting restriction. Only the Company’s employees and employees of the Company’s qualifying corporate subsidiaries are eligible to be granted options that are intended to qualify as “incentive stock options” under Section 422 of the Code.

Foreign Participants.  In order to comply with the laws in other countries in which the Company and its subsidiaries operate or have persons eligible to participate in the plan, the plan administrator has the power to determine which of the Company’s subsidiaries will be covered by the plan, determine which of the Company’s directors, employees and consultants outside the United States are eligible to participate in the plan, modify the terms and conditions of any award granted to such eligible individuals to comply with applicable foreign laws, establish subplans and modify any terms and procedures (with certain exceptions), and take any action that it deems advisable with respect to local governmental regulatory exemptions or approvals.

Adjustments.  If there is any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of the Company’s assets to shareholders, or any other change affecting the shares of the Company’s stock or the share price of the Company’s stock, the plan administrator will make proportionate adjustments to any or all of the following in order to reflect such change: (i) the aggregate number and type of shares that may be issued under the plan, (ii) the terms and conditions of any outstanding awards (including, without limitation, any applicable performance targets or criteria with respect thereto), and (iii) the grant or exercise price per share for any outstanding awards under the plan. Any adjustment affecting an award intended as “qualified performance-based compensation” will be made consistent with the requirements of Section 162(m) of the Code. The plan administrator also has the authority under the 2007 Equity Incentive Plan to take certain other actions with respect to outstanding awards in the event of a corporate transaction, including provision for the cash-out, termination, assumption or substitution of such awards.

Change of Control.  Except as may otherwise be provided in any written agreement between the participant and the Company, in the event of a change of control of the Company’s company in which awards are not converted, assumed, or replaced by the successor, such awards will become fully exercisable and all forfeiture restrictions on such awards will lapse. Upon, or in anticipation of, a change of control, the plan administrator may cause any and all awards outstanding under the 2007 Equity Incentive Plan to terminate at a specific time in the future and will give each participant the right to exercise such awards during a period of time as the plan administrator, in its sole and absolute discretion, determines.

Termination or Amendment.  With the approval of the Board of Directors, the plan administrator may terminate, amend, or modify the 2007 Equity Incentive Plan at any time. However, shareholder approval will be required for any amendment to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, to increase the number of shares available under the plan, to permit the grant of options with an exercise price below fair market value on the date of grant, or to extend the exercise period for an option beyond ten years from the date of grant. In addition, absent shareholder approval, no option may be amended to reduce the per share exercise price of the shares subject to such option below the per share exercise price as of the date the option was granted and, except to the extent permitted by the plan in connection with certain changes in capital structure, no option may be granted in exchange for, or in connection with, the cancellation or surrender of an option having a higher per share exercise price. The plan will expire on, and no award may be granted pursuant to the plan after, April 5, 2017. Any awards outstanding on that date shall remain in force according to the terms of the plan and the applicable award agreement.

New Plan Benefits.  The number of stock options and other forms of awards that will be granted under the amended 2007 Incentive Plan is not currently determinable.

U.S. Tax Consequences.  The following is a brief discussion of certain U.S. federal income tax consequences generally arising with respect to awards under the 2007 Incentive Plan.

A participant will not recognize taxable income at the time an option is granted and the Company will not be entitled to a tax deduction at such time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) upon exercise of a non-qualified stock option equal to the excess of the fair market value of the shares purchased over their exercise price, and the Company will be entitled to a corresponding deduction. A participant will not recognize income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the option was granted and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of such shares will be taxed as long-term capital gain or loss, and the Company will not be entitled to any deduction. If, however, such shares are disposed of within the above-described period, then in the year of such disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of (i) the amount realized upon such disposition and (ii) the fair market value of such shares on the date of exercise over the exercise price, and the Company will be entitled to a corresponding deduction.

A participant will not recognize taxable income at the time restricted stock is granted and the Company will not be entitled to a tax deduction at such time, unless the participant makes an election to be taxed at such time. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. The amount of ordinary income recognized by making the above-described election or upon the lapse of restrictions is deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply. In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions lapse will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee), rather then dividend income, in an amount equal to the dividends paid and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) apply.

A participant will not recognize taxable income at the time SARs are granted and the Company will not be entitled to a tax deduction at such time. Upon exercise, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Company. This amount is deductible by the Company as compensation expense.

Upon the delivery to a participant of cash or fully vested shares in settlement of any performance shares, performance stock units, dividend equivalents, stock payments, deferred stock, restricted stock units, performance bonus awards or performance-based awards, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Company. This amount is deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) apply. To the extent any such award is settled in the form of shares that are subject to vesting conditions, the award will be taxable to the participant as restricted stock, as described above.

The discussion set forth above is intended only as a summary and does not purport to be a complete enumeration or analysis of all potential tax effects to recipients of awards under the 2007 Incentive Plan.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENT TO THE 2007 EQUITY INCENTIVE PLAN.

PROPOSAL FOUR

APPROVAL OF AN AMENDMENT TO THE
2007 EMPLOYEE STOCK PURCHASE PLAN

On March 6, 2009, the Board of Directors approved an amendment to the 2007 Employee Stock Purchase Plan (the “2007 ESPP”), which consists of an increase in the number of shares that may be purchased during the life of the 2007 ESPP by 650,000 shares. The Company’s shareholders are being asked to approve this amendment. If the amendment is not approved by the Company’s shareholders, the Company will continue to operate the 2007 ESPP pursuant to its current provisions.

Purposes of the 2007 ESPP

The 2007 ESPP was adopted by the Board of Directors and Company shareholders in April, effective in May 2007. Under the 2007 ESPP, employees may elect to purchase Company stock through payroll deductions over a one-year period at a discount from fair market value. The purpose of this plan is to enable the company to attract and retain top talent and focus employees on creating and sustaining shareholder value through increased employee stock ownership.

Purpose of the Amendment

The amendment would increase the number of shares that may be purchased during the life of the 2007 ESPP by 650,000 shares. When approved by shareholders in 2007, 400,000 shares were authorized to be purchased under the 2007 ESPP. As of March 18, 2009, 324,530 shares of the Company’s common stock were outstanding under the 2007 ESPP and 75,470 shares of the Company’s common stock were reserved to be purchased under the 2007 ESPP. The Company is asking shareholders now to increase the number of shares available for purchase under the 2007 ESPP to a level that the Company believes will, on the basis of current assumptions, ensure that enough shares remain available for operation of the 2007 ESPP until the 2011 Annual Meeting.

Summary Description of the 2007 ESPP

The following description of the 2007 ESPP, as proposed to be amended, is a summary and is qualified in its entirety by reference to the complete text of the 2007 ESPP, which is attached as Appendix II to this proxy statement.

Eligibility.  The Company’s employees and the employees of the Company’s designated subsidiaries who customarily work more than 20 hours per week and more than five months per calendar year are eligible to participate in the 2007 ESPP. Approximately 580 employees are in this category. However, no employee is eligible to participate in the plan if, immediately after the election to participate, such employee would own stock (including stock such employee may purchase under outstanding rights under the plan) representing 5% or more of the total combined voting power or value of all classes of the Company’s stock or the stock of any of the Company’s parent or subsidiary corporations. In addition, no employee is permitted to participate if the rights of the employee to purchase the Company’s common stock under the plan and all similar purchase plans maintained by the Company or its subsidiaries would accrue at a rate which exceeds $25,000 of the fair market value of such stock (determined at the time the right is granted) for each calendar year, subject to an annual increase based on a predetermined formula.

Administration.  The 2007 ESPP is administered by the Company’s Compensation Committee. Subject to the terms and conditions of the plan, the Compensation Committee has the authority to make all determinations and to take all other actions necessary or advisable for the administration of the plan. The Compensation Committee is also authorized to adopt, amend and rescind rules relating to the administration of the plan. The Board of Directors may at any time exercise the rights and duties of the committee to administer the plan.

Shares Reserved.  Subject to certain adjustments set forth in the plan, the maximum number of shares of the Company’s common stock that may be issued under the 2007 ESPP, assuming the shareholders approve the amendment, is 1,050,000 shares.

Enrollment.  Except with respect to the first offering period, eligible employees become participants in the 2007 ESPP by executing a subscription agreement and filing it with the Company 15 days (or such shorter or longer period as may be determined by the plan administrator) prior to the applicable enrollment date. By enrolling in the plan, a participant is deemed to have elected to purchase the maximum number of whole shares of the Company’s common stock that can be purchased with the compensation withheld during each purchase period for which the participant is enrolled.

Offerings; Exercise Dates.  Under the 2007 ESPP, a new twelve-month purchase period begins on each December 1st during the term of the plan. Under the plan, purchases are made once during each purchase period on the last trading day of such purchase period, and the dates of such purchases are “exercise dates.” The plan administrator may change the duration and timing of purchase periods and exercise dates under the plan.

Price and Payment.  Employees electing to participate in the 2007 ESPP authorize payroll deductions made on each pay day during each purchase period until the employee instructs the Company to stop the deductions or until the employee’s employment is terminated. Participants may contribute up to 10% of their compensation through payroll deductions, and the accumulated deductions will be applied to the purchase of shares on each exercise date. The purchase price per share will be equal to 85% of the fair market value of a share of the Company’s common stock on the first trading day of the applicable purchase period or, if lower, 85% of the fair market value of a share of the Company’s common stock on the last trading day of the applicable purchase period. Unless an employee terminates his or her participation in the 2007 ESPP, his or her accumulated payroll deductions under the 2007 ESPP on any exercise date will be used to purchase the maximum number of shares of common stock that can be purchased with the employee’s accumulated payroll deductions at the purchase price per share established for that purchase period, subject to limitations on the maximum number of shares that can be purchased.

Termination of Participation.  Employees may end their participation in an offering at any time during the purchase period, and participation ends automatically on failure to qualify as an eligible employee for any reason. Upon such termination of the employee’s participation in the 2007 ESPP, such employee’s payroll deductions not already used to purchase stock under the plan will be returned to the employee.

Adjustments.  In the event of a stock split, reverse stock split, stock dividend or similar change in the Company’s capitalization, the number of shares available for issuance under the plan and the purchase price and number of shares covered by options outstanding under the plan will be appropriately adjusted. In the event the Company merges with or into another corporation or sell all or substantially all of its assets, the outstanding rights under the plan will be assumed or an equivalent right substituted by the successor company or its parent or subsidiary. If the successor company or its parent or subsidiary refuses to assume the outstanding rights or substitute an equivalent right, then the purchase period then in progress will be shortened by setting a new exercise date prior to the effective date of the transaction and all outstanding purchase rights will automatically be exercised on the new exercise date. The purchase price will be equal to 85% of the fair market value of a share of the Company’s common stock on the first trading day of the applicable purchase period in which an acquisition occurs or, if lower, 85% of the fair market value of a share of the Company’s common stock on the date the purchase rights are exercised.

Termination or Amendment.  The Board of Directors may at any time and for any reason terminate or amend the 2007 ESPP. Generally, no amendment may make any change in any option previously granted which adversely affects the rights of any participant without such participant’s consent, provided that an offering period may be terminated by the Board of Directors if it determines that the termination of the offering period or the plan is in the best interests of the Company’s company and the Company’s shareholders. To the extent necessary to comply with Section 423 of the Code, the Company will obtain shareholder approval of any amendment to the plan.

Without shareholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the plan administrator may change the offering periods, limit the frequency and/or number of changes in the amount withheld during an offering period, and establish such other limitations or procedures as it determines consistent with the plan. In addition, in the event the Board of Directors determines that the ongoing operation of the plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the plan to reduce or eliminate such accounting consequence. Such modifications or amendments will not require shareholder approval or the consent of any plan participants. Unless earlier terminated by the Board of Directors, the 2007 ESPP will terminate in April 2017.

New Plan Benefits.  Eligible employees participate in the 2007 ESPP voluntarily and each such employee determines his or her level of payroll deductions within the guidelines fixed by the 2007 ESPP. Accordingly, future purchases under the 2007 ESPP are not determinable at this time.

U.S. Tax Consequences.  The following is a brief discussion of certain U.S. federal income tax consequences arising with respect to the 2007 ESPP and the shares of the Company’s common stock acquired under the 2007 ESPP as of the date hereof.

The 2007 ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code. As such, participants may receive favorable tax treatment for purchases of shares under the 2007 ESPP. A participant will not recognize income with respect to purchases of shares under the 2007 ESPP until he sells or otherwise disposes of the shares. If the participant sells or otherwise disposes of the shares more than two years from the first day of the offering period in which such shares were purchased and the amount realized exceeds the purchase price, the participant will recognize ordinary compensation income equal to the lesser of (i) the excess of the fair market value of the shares as of the first day of the purchase period over the purchase price and (ii) the amount realized over the purchase price. If the amount realized exceeds the fair market value of the shares on the first day of the purchase period, such excess will be taxed as long-term capital gain. Under these circumstances, the employer will not receive a tax deduction for any compensation income recognized by the participant.

If a participant sells or otherwise disposes of shares acquired under the 2007 ESPP prior to the end of the two-year period described above, the participant will recognize as ordinary compensation income the excess of the fair market value of the shares as of the date of purchase over the purchase price, without regard to the amount realized upon such sale or disposition, and the Company will be entitled to a deduction for compensation expense equal to the ordinary income recognized by the participant. The amount of such compensation income will be added to the basis of the shares for purposes of determining the amount of gain or loss upon such disposition, and such gain or loss will be long or short-term capital gain depending upon how long such shares were held.

The discussion set forth above is intended only as a summary and does not purport to be a complete enumeration or analysis of all potential tax effects relevant to recipients of awards under the 2007 ESPP.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENT TO THE 2007 EMPLOYEE STOCK PURCHASE PLAN.

Equity Compensation Plan Information

The following table provides information as of December 31, 2008 with respect to the shares of the Company’s common stock that may be issued under the Company’s existing equity compensation plans (share amounts are in thousands).

Number of Securities
Remaining Available for
	Number of Securities		Future Issuance Under
	to be Issued	Weighted Average	Equity Compensation
	Upon Exercise of	Exercise Price of	Plans (Excluding
	Outstanding Options,	Outstanding Options,	Securities Reflected in the
	Warrants and Rights	Warrants and Rights	First Column)

Equity compensation plans approved by security holders	5,776,355	$5.17	265,994
Equity compensation plans not approved by security holders	—	—
Total	5,776,355	$5.17	265,994

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The purpose of this section of this Proxy Statement is to provide the Company’s shareholders with material information regarding the Company’s compensation program and policies for the executive officers named in the Summary Compensation Table below. For fiscal year 2008, these individuals are Frederick A. Robertson, M.D., President and Chief Executive Officer, Steven G. Books, Chief Operating Officer, Stephen C. Hathaway, Chief Financial Officer and Treasurer, T. Rockwell Mackie, Chairman, and Paul J. Reckwerdt, President, who retired on December 31, 2008. As required by SEC regulations, the compensation discussion also includes information about compensation awarded to, earned by or paid to Shawn D. Guse who was an executive officer during fiscal year 2008 but, as of December 31, 2008, no longer holds a position as executive officer, and Mary Elizabeth Klein, who was an executive officer during 2008 but whose employment terminated prior to December 31, 2008. These individuals are collectively referred to as “named executive officers.”

Compensation Philosophy

The Company’s growth and business strategies require an executive compensation program that reinforces the importance of performance and accountability — both at the individual and at the corporate level. The Company’s program is designed to provide executives with rewards that are competitive while maintaining alignment with shareholder interests, affordability, corporate values and important management initiatives. The primary objectives of the Company’s compensation program are:

•	To attract, motivate and retain highly experienced executives who are vital to the Company’s short- and long-term success, profitability and growth;

•	To create alignment with executives and shareholders by rewarding executives for the achievement of strategic goals that successfully drive the Company’s operations, and thereby enhance shareholder value; and

•	To differentiate executive rewards based on actual Company and individual performance.

Determining Executive Compensation

In the Fall of 2007, the Compensation Committee engaged Hewitt Associates, a global human resources consulting firm, to provide advice with respect to the 2008 compensation of named executive officers and all other officers, including base salaries, incentive pay and equity compensation. Hewitt conducted a custom benchmarking study utilizing proxy data from 21 peer companies, giving special consideration to the following factors: companies in the medical devices industry with revenue of $500 million or less, companies that had recently entered the equity market through an initial public offering and companies that reflected high growth. The 21 companies included in the overall peer group were:

Accuray Inc	Intuitive Surgical Inc
American Medical Systems Holdings	Kyphon Inc
AngioDynamics Inc	LeMaitre Vascular Inc
Arthrocare Corporation	Masimo Corporation
Datascope Corporation	Symmetry Medical Inc
Digirad Corporation	Thermage Inc
EV3 Inc	Thoratec Corporation
Foxhollow Technologies Inc	Varian Medical Systems Inc
Haemonetics Corporation	Volcano Corporation
Hologic Inc	Zoll Medical Corporation
Integra Lifesciences Holdings

For 2008, the Compensation Committee, without the participation of Dr. Robertson, the Company’s President and Chief Executive Officer, reviewed Dr. Robertson’s performance, as well as the data and guidance provided by Hewitt as described above, to determine his compensation. For the remaining named executive officers, the Compensation Committee considered the data and guidance provided by Hewitt, together with recommendations made by Dr. Robertson regarding the performance of each named executive officer. Dr. Robertson’s recommendations encompassed base salary and target bonus for named executive officers and were made after Dr. Robertson had considered the information gathered and presented by Hewitt. The Compensation Committee also considered: (1) the Company’s historical and expected financial performance, (2) the alignment of individual performance with goals and operation priorities, and (3) the importance of retaining officers with relevant experience, skills and knowledge. For 2008, the Compensation Committee approved Dr. Robertson’s recommendations.

The Company’s Compensation Committee reviews the compensation of the Company’s named executive officers on an annual basis and makes salary adjustments, if any, effective April 1 of each year. Target bonus percentages are reviewed annually in the context of an executive’s total cash compensation opportunity, and changes approved for the upcoming fiscal year, if any, are effective January 1 of that fiscal year. Bonus payouts, based on the prior fiscal year’s performance and in accordance with the terms of the Company’s annual incentive plan, are generally determined during the first two months of each new fiscal year. The Company has not previously had a fixed date for considering and granting equity-based compensation awards. Such awards are approved by the Compensation Committee at times it determines to be appropriate. In 2008, the Compensation Committee awarded equity grants in August, and intends to consider annual equity grant awards for named executive officers, other officers and key employees in the third quarter of each fiscal year.

Elements of Compensation

The key elements of the Company’s executive compensation program include base salary, annual incentives, long-term incentives and limited perquisites. Annual incentive plans include performance measures that are relevant to the Company’s operations and financial performance. Long-term incentives may include various vehicles as appropriate, including the use of equity grants. With a few limited exceptions, as a general matter, named executive officers are not provided perquisites on a basis that is different from other eligible employees.

Base Salaries

The base salary of each executive typically is reviewed annually. The portion of total compensation that is provided through base salary is based on the roles and responsibilities of each position and is managed to support the total compensation philosophy. Base salaries may be adjusted to recognize varying levels of responsibilities, degree of mastery, prior experience, breadth of knowledge, internal equity and marketplace considerations. For 2008, the Compensation Committee used as an approximate benchmark for the base salary of the Company’s named executive officers the 50th percentile of the peer group identified in the report prepared by Hewitt Associates as discussed above. The Compensation Committee believed the 50th percentile provided the minimum base competitive level for attracting and retaining top talent. Notwithstanding these factors, in light of current economic conditions and the Company’s anticipated business performance in 2009, the Compensation Committee has determined that none of the named executive officers will receive increases in fiscal year 2009.

Annual Incentives

The Compensation Committee has established an annual incentive performance plan referred to as the Variable Pay Plan, or Plan. All active employees were eligible to participate except those non-executive employees who participated in a sales commission plan. Annual incentive payments for 2008 were based on objective measures of Company financial performance. The target annual incentive amount was established for each executive based on the roles and responsibilities of each position. Minimum and maximum incentive amounts were also established based on the desire to create a strong incentive that drives behavior, but also considered plan affordability, goal achievability and customary market and internal historical practices. Payouts were tied to the level of achievement of the performance measures, with the ability to pay above median for high performance. At the end of the fiscal year, annual incentive awards were to be calculated based on the actual results for each performance goal, with performance below a minimum threshold resulting in no payout.

The Plan was intended to permit eligible employees to receive a cash payment based on the Company’s achievement of performance level targets determined at the start of each year, and under which payment is adjusted upward or downward depending on the actual performance level achieved. In 2008, funding for the Plan was based on achieving a target operating income level which would result in a 100% payout. Achieving a minimum at 75% of target would result in a 50% payout and achieving a maximum of 120% of target would result in a 150% payout.

As noted above, operating income was the funding mechanism for the 2008 plan. As a young business with infrastructure investment requirements, operating income was selected as the most significant financial metric on which to make progress. Assuming achievement of the operating income threshold, other factors could further modify the payment up or down. These modifiers included the reliability of the Hi Art system expressed as a percentage “up-time” of all the Company’s reporting systems during the year, improvements in through-put, as defined and measured through the ability to obtain FDA approval for and introduce to the market TomoDirect software in the Fall of 2008, and innovation, as defined and measured through the ability to preview certain adaptive planning software to the Company’s customers in the Fall of 2008. The Company continued to focus on the reliability of the Hi Art system because it is fundamental to customer satisfaction and significantly impacts the Company’s future growth. The additional measures for through-put and innovation were added to the plan for 2008 as incentives to keep focus on future technology leadership and continue successful innovation momentum. Under the construct of the plan, the Board of Directors retained discretion to adjust payouts to reflect individual performance, retention, and competitive considerations. The 2008 threshold operating income goal was considered quite challenging to reach and was not, in fact achieved. Since meeting this goal was the threshold for making payments, no bonuses were paid under the Plan even though the Company met the reliability, through-put and innovation targets.

Shawn D. Guse did receive a separate bonus in 2008 for his leadership of an affiliated company, Compact Particle Acceleration Corporation (CPAC). CPAC was established as a separate venture in 2008 to develop a low-cost, compact proton therapy system, and Mr. Guse serves as the chief executive officer. His bonus of $48,833 (out of a maximum of $50,000) was paid based on achieving a combination of three operational and technology milestones, including: forming a legal entity and raising a level of outside investor funding by a specified date; hitting internal expense targets; and achieving a specific technology milestone related to the dielectric wall accelerator technology.

For fiscal year 2009, the Compensation Committee has approved an annual incentive plan for named executive officers similar in philosophy to 2008, but with the performance measures of operating income and cash flow. These measures represent the two most critical financial metrics indicating progress towards establishing successful long-term profitability and sustainability. Operating income and cash flow will be weighted equally at 50%, with target and maximum goals established for each. If the targets are not achieved, no bonuses will be paid out. Achievement of either target will result in a 50% payout of bonus, and if both of the targets are achieved, the bonus will pay out at 100%. Based on the Company’s performance in 2008 and the Company’s expectations for 2009, the Compensation Committee believes that achievement of both targets will be challenging but achievable.

Equity Incentives

The Company believes that positive company financial performance is achieved in part by providing named executive officers with incentives that align their financial interests with the interests of the Company’s shareholders. The Compensation Committee believes that the use of equity awards is a meaningful and strategic approach to achieving both the Company’s compensation philosophy of retaining key talent and of motivating behaviors that increase shareholder value. The Company has adopted stock ownership guidelines for officers. Under these guidelines, within five years of assuming his or her position, the Chief Executive Officer is expected to own stock at a current market value equivalent to four times base salary, and all other executive officers are expected to own stock at a current market value of one times his or her base salary. All types of stock awards may be used to satisfy the ownership requirements. Upon the request of an officer, the Nominating and Governance Committee will consider modifying the requirement in view of an officer’s personal financial circumstances. As of March 18, 2009, the named executive officers met the guidelines or were within the allowed time frame for meeting the guidelines.

All stock option grants to named executive officers to purchase the Company’s common stock are granted at the fair market value of the Company’s common stock at the grant date. The Board of Directors has also adopted a policy regarding the timing of grants. For those new employees who are granted stock options, such grants generally will be awarded at the next regularly scheduled meeting of the Compensation Committee following their hire dates, and the grant will have an exercise price equal to the closing market price of the Company’s common stock on the date of the meeting, or the next day the market is open. If any grant to an executive officer or non-employee director is made at a meeting other than a regularly scheduled Board of Directors or Compensation Committee meeting, and there is then in effect a blackout period or trading freeze under the Company’s insider trading policy, the grant will be effective the third trading day after material, nonpublic information that is the subject of the blackout period or trading freeze is released.

The Company’s equity incentive plan authorizes the Compensation Committee to grant options to purchase shares of common stock to the Company’s employees, directors and consultants. Stock option grants typically have been made at the commencement of employment, and occasionally following a significant change in job responsibilities or to meet other special retention or performance objectives. In July of 2008, a decision was made to suspend the practice of automatically granting stock options to every new employee. This decision was made in view of the intention to make retention grants in stock to the named executive officers, other officers and key employees. No equity grants had been awarded in 2007 to named executive officers. As the stock price decreased significantly in 2008, management and the Compensation Committee decided it was necessary to provide and preserve a material equity interest in the Company for those employees necessary to sustain the Company’s future, aligning their financial interests with driving the Company’s shareholder value. Consequently, the Committee reviewed and approved equity grants, including those for certain named executive officers, based upon a review of executive compensation data provided by Hewitt. Hewitt provided the Compensation Committee with commentary on market practices and data around 50th percentile long term incentive target awards for the peer group, retention value and practices by vehicle, and market trends. In determining an individual named executive’s award, the Committee considered the Hewitt data, along with a review of each executive’s existing long-term incentive values, assessment of individual role and performance, retention considerations, and affordability. Consequently, the Committee approved restricted stock awards in August 2008 to certain named executive officers, granted with a three-year vesting period based upon continued employment.

Perquisites and other benefits

The Company offers all officers, including the named executive officers, the opportunity to apply for and receive, subject to underwriting, supplemental, portable life insurance up to two times the base salary plus the target bonus and supplemental long-term disability of 75% of base salary plus target bonus, with the premiums paid in full by the Company. In addition, Ms. Klein received an automobile allowance during her employment. Other than these two supplemental plans and the automobile allowance to Ms. Klein, all named executive officers are eligible to participate in all Company benefit plans on the same terms as any eligible employee, including participation in a 401(k) retirement plan that is available to all eligible employees.

Deferred Compensation Plan

During 2008, the Company had in effect a deferred compensation plan which allowed certain highly-compensated employees and senior management, including the named executive officers, to defer salary and bonus or commission amounts and earn interest on the amounts deferred. None of the Company’s named executive officers elected to participate in the plan. As of February 13, 2009, the Company terminated the plan.

Change in Control and Post Termination Compensation

Named executive officers may receive payments under specific circumstances when employment is terminated for reason other than cause or in the event TomoTherapy undergoes a change of control and the officer ceases to be employed by the company. Providing such payments is consistent with market practice. In consideration for post-termination compensation benefits, the named executive officers have agreed not to compete, directly or indirectly, with the company for a period of at least 18 months. Effective November 5, 2008, the Board of Directors approved, and the Company entered into, new employment agreements with each named executive officer that superseded each executive’s prior employment agreement. For a more detailed discussion of post-termination compensation incorporated into the new employment agreements, refer to the Employment Agreements — Severance and Change of Control Provisions section of this Proxy Statement.

Tax consequences of incentive plans

The Company’s annual tax aggregate deductions for each named executive officer’s compensation are potentially limited by Section 162(m) of the Internal Revenue Code to the extent the aggregate amount paid to an executive officer exceeds $1.0 million per year, unless it is paid under a predetermined objective performance plan meeting certain requirements, or satisfies one of various other exceptions provided under Section 162(m) of the Internal Revenue Code. At the Company’s current named executive officer compensation levels, the Company does not presently anticipate that Section 162(m) of the Internal Revenue Code should be applicable, and accordingly, the Compensation Committee did not consider its impact in determining compensation levels for the named executive officers in 2008.

Compensation Committee Report

The Compensation Committee of the Board of Directors of TomoTherapy has reviewed and discussed with management the Compensation Discussion and Analysis section of the Company’s 2009 Proxy Statement for the 2009 Annual Meeting of Shareholders. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Proxy Statement for the 2009 Annual Meeting of Shareholders and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

COMPENSATION COMMITTEE:

Frances S. Taylor (Chair)
John J. Greisch
Cary J. Nolan

2008 Summary Compensation Table

The following table sets forth compensation information for the Company’s principal executive officer, the Company’s principal financial officer, the three most highly-compensated executive officers other than the principal executive officer and principal financial officer and two additional individuals who served as executive officers for a portion of 2008 but were not serving as executive officers as of December 31, 2008.

									Non-
									Equity
						Stock	Option		Incentive		All Other
		Salary		Bonus		Awards(1)	Awards(1)		Plan Comp(2)		Compensation(3)		Total
Name and Principal Position	Year	($)		($)		($)	($)		($)		($)		($)

Frederick A. Robertson	2008	443,750		—		121,317	197,447		—		13,529		776,043
President & Chief	2007	401,250		75,000	(6)	—	178,337		401,625		12,325		1,068,537
Executive Officer	2006	322,500		—		—	12,545		316,800		6,600		658,445
Stephen C. Hathaway	2008	270,000		—		—	88,093		—		13,638		371,731
Chief Financial	2007	234,600		50,000	(6)	—	80,423		151,200		9,842		526,065
Officer & Treasurer	2006	216,300		—		—	5,655		139,776		6,489		368,220
Steven G. Books	2008	312,375		—		49,642	88,093		—		11,850		461,960
Chief Operating Officer	2007	262,406		—		—	80,423		194,818		7,196		544,843
	2006	201,748		—		—	5,655		144,000		2,400		353,803
Paul J. Reckwerdt	2008	211,191	(4)	—		152,500	—		—		12,352		376,043
Former President	2007	256,526		—		—	—		163,066		8,051		427,643
	2006	247,200		—		—	—		159,744		9,283		416,227
T. Rockwell Mackie	2008	195,000	(5)	—		14,359	—		—		7,204		216,563
Chairman of the Board	2007	131,250		—		—	—		94,500		4,444		230,194
	2006	72,500		—		—	—		48,000		2,175		122,675
Shawn D. Guse	2008	255,000		—		49,642	125,500		48,333	(9)	8,587		487,062
Vice President,	2007	205,600		50,000	(6)	—	114,014		132,300		7,449		509,363
International Operations & Chief Executive Officer, CPAC	2006	190,550		—		—	7,805		123,136		5,717		327,208
Mary Elizabeth Klein	2008	220,072		—		—	193,530	(8)	—		441,028	(10)	854,630
Former Vice President,	2007	287,500		—		—	192,958		245,625		12,980		739,063
Global Sales	2006	20,833		80,000	(7)	—	13,217		—		1,000		115,050

(1)	Compensation expense for stock awards is based on the grant date fair value. Compensation expense for options are calculated using a Black-Scholes model. The assumptions used in these calculations are discussed in Footnote G to the Company’s financial statements included in its Annual Report on Form 10-K for the year’s ended December 31, 2008 and 2007.

(2)	Represents incentive payment earned under each respective year’s bonus plan which is payable in the following year.

(3)	This includes the contributions made on their behalf to a 401k plan, life and disability insurance premiums, auto allowance and the item list in (10) below.

(4)	As of March 1, 2008, Mr. Reckwerdt decreased his time from 100% to 75% which resulted in a corresponding decrease in his salary from the prior year.

(5)	As of April 1, 2008, Dr. Mackie increased his time from 25% to 50% which resulted in a corresponding increase to his salary from the prior year.

(6)	This reflects additional bonuses for Dr. Robertson, Mr. Hathaway and Mr. Guse for their efforts in support of the Company’s initial public offering and secondary offering in 2007.

(7)	This reflects a sign on bonus paid in 2006 of $50,000 and a guaranteed 2006 bonus payment of $30,000 paid in 2007 both pursuant to the Company’s employment offer.

(8)	Compensation expense for option awards prior to Ms. Klein’s termination. Forfeitures resulted in a reversal of $206,215 of compensation expense resulting in a net credit in 2008 of $12,685.

(9)	This reflects additional bonus for Mr. Guse’s efforts in attaining various objectives related to CPAC.

(10)	This reflects severance payments due under Ms. Klein’s employment agreement of $431,313 which is being paid over 6 months beginning in October 2008.

2008 Grants of Plan-Based Awards

The following table sets forth the plan-based awards granted in 2008:

					All Other
					Stock	Grant
					Awards;	Date Fair
		Estimated Future Payouts Under			Number of	Value of
		Non-Equity Incentive Plan Awards(1)			Shares of	Stock and
		Threshold	Target	Maximum	Stock or	Option
Name	Grant Date	($)	($)	($)	Units (#)	Awards ($)

Frederick A. Robertson	8/28/2008	$180,000	$360,000	$576,000	183,300	$6.10
Stephen C. Hathaway		70,000	140,000	224,000	—	—
Steven G. Books	8/28/2008	81,219	162,438	259,901	75,000	6.10
Paul J. Reckwerdt	8/28/2008	40,500	81,000	129,600	25,000	6.10
T. Rockwell Mackie	8/28/2008	42,000	84,000	134,400	21,700	6.10
Shawn D. Guse	8/28/2008	60,750	121,500	244,400	75,000	6.10
Mary Elizabeth Klein		69,750	139,500	223,200	—	—

(1)	The non-equity incentive plan award amounts are pursuant to the Company’s annual incentive plan as discussed previously.

Employment Agreements

Effective November 5, 2008, the Board of Directors approved, and the Company entered into, new employment agreement with each named executive officer. These employment agreements superseded each executive’s prior employment agreement. The following is a summary of certain terms of the Company’s new employment agreements with each of the named executive officers.

Compensation and Other Benefits.

The employment agreements provide for the payment of a base salary for each of the named executive officers, which, as of December 31, 2008, was for the amounts specified in the table below. In addition, each executive is eligible to earn a performance bonus as determined annually in the sole discretion of the Board of Directors or an authorized committee thereof. Each executive is eligible to participate in the Company’s retirement plans and welfare benefit plans. The Company provides each executive with (1) portable term life insurance with a death benefit equal to twice the sum of the executive’s base salary and target performance bonus (with a minimum benefit of $500,000) and (2) long-term disability insurance with an annual benefit equal to at least 75% of the sum of the executive’s base salary and target performance bonus.

Named Executive Officers	Base Salary

Frederick A. Robertson	$450,000
Stephen C. Hathaway	$280,000
Steven G. Books	$324,875
Paul J. Reckwerdt	$202,500
T. Rockwell Mackie	$210,000
Shawn D. Guse	$270,000

Severance and Change of Control Provisions

Termination for “Cause.”  Under the new employment agreements, the Company may terminate the executive’s employment at any time for “cause” by giving notice to the executive stating the basis for such termination, effective immediately upon giving such notice or at a designated time. “Cause” is defined to include: (1) the executive’s uncured material breach of the employment agreement; (2) the executive’s gross negligence, willful misconduct, or any material violation of law in the performance of the executive’s duties; (3) the executive’s willful misconduct if such misconduct is likely to result in the Company’s loss of business, reputation or goodwill;

(4) the executive’s uncured failure to follow lawful instructions from the officer or body to whom the executive reports; (5) the executive’s conviction of, or nolo contendere plea to, a felony; (6) the executive’s misappropriation of the Company’s funds or property; or (7) the executive’s attempt to obtain personal profit from a corporate opportunity. In order to terminate the Chief Executive Officer, President or Chairman for “cause,” a resolution of three-quarters of the Company’s independent directors is required, specifying the particular conduct of the executive that meets the requirements of removal for “cause.” The executive and the executive’s counsel have an opportunity to be heard before the Board of Directors before such resolution is considered.

Termination by Executive for “Good Reason.”  The employment agreements define “good reason” as: (1) a material reduction in the executive’s duties; (2) a material adverse change in the executive’s working conditions without the executive’s consent; or (3) the Company’s material breach of the employment agreement. The executive may terminate the executive’s employment for “good reason” if the executive gives the Company written notice within 90 days of the initial occurrence of “good reason” and the Company fails to cure the grounds for “good reason” within 90 days of receipt of such notice. The executive must terminate employment within one year of the initial occurrence of “good reason.”

Change of Control.  “Change of control” is defined in the employment agreements as a “change in the ownership,” a “change in the effective control” or a “change in the ownership of a substantial portion of the assets” of the Company’s company. A “change in the ownership” is then defined as the acquisition by any one person or group of ownership of the Company’s stock that constitutes more than 50% of the total fair market value or total voting power of the Company’s stock. A “change in the effective control” occurs when either any one person or group acquires ownership of the Company’s stock possessing 30% or more of the total voting power of the Company’s stock, or a majority of the members of the Board of Directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board of Directors before the date of the appointment or election. A “change in the ownership of a substantial portion of the assets” occurs on the date on which any one person or group acquires assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the Company’s assets immediately before such acquisition.

Termination Upon Death or Disability.  The employment agreements provide automatic termination upon the executive’s death and provide termination upon the executive’s disability by the Company’s giving notice of termination to the executive. No severance payments are owed in either situation.

Termination Upon Resignation or Retirement.  Since the named executive officers are at-will employees, they may terminate employment at any time and for any reason. However, if an executive terminates employment as a result of retirement, the executive is required to provide the Company with at least 90 days’ notice. No severance payments are owed in either situation.

Definition of “Separation from Service” and “Termination of Employment.”  For purposes of the employment agreements, the terms “separation from service,” “termination of employment” and similar terms mean, with respect to payments of deferred compensation, the executive’s “separation from service” as defined in Section 409A of the Internal Revenue Code of 1986, as amended. For this purpose, a “separation from service” is deemed to occur on the date that the Company and the executive reasonably anticipate that the level of bona fide services the executive would perform after the date would permanently decrease to a level that, based on the facts and circumstances, would constitute a separation from service. However, a “separation from service” is deemed to occur when there is a permanent decrease in the level of the executive’s duties to a level that is 20% or less of the average level of bona fide services provided over the prior 36 months, and a “separation from service” is not deemed to occur when there is a permanent decrease in the level of the executive’s duties to a level that is 50% or more of the average level of bona fide services provided over the prior 36 months.

COBRA Group Health Insurance.  The COBRA health care continuation coverage provisions in the employment agreements include coverage of eligible dependents in addition to the executive’s spouse and children. Also, payment of COBRA premiums cease if and when the executive becomes eligible for medical, hospital and health coverage under a plan of a subsequent employer.

Payment of Accrued Obligations.  The employment agreements provide for the payment of “accrued obligations” within 10 days following termination of employment. “Accrued obligations” are defined as any unpaid base salary, reimbursement of expenses to which the executive is entitled, and any accrued but unused vacation to which the executive is entitled. The Company is required to pay these accrued obligations if it terminates the executive without “cause” or the executive terminates employment for “good reason,” is terminated by the Company for “cause,” is terminated due to death or disability, or resigns or retires.

Timing of Payment of Severance Payment.  The employment agreements provide that, in cases of termination “without cause,” for “good reason,” in the event of non-renewal of a contract, or upon a “change of control,” severance payments must be paid within 53 days of the termination of employment. However, deferred compensation is required to be paid six months and one business day after separation from service.

Tax Adjustments.  In addition, if any payments or benefits payable to any of the named executive officers under the employment agreements would be subject to any excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended, such payments or other benefits will be reduced to the extent necessary so that no amount will be subject to such excise tax. However, such reduction is required only if the named executive officer will be in a more favorable after-tax position than if no such reduction was made.

Severance and Change of Control Payments.  The employment agreements with each of the Company’s named executive officers contain severance and change of control provisions.

If the Company terminates Dr. Frederick A. Robertson’s employment “without cause” (as defined in his employment agreement) or if Dr. Robertson terminates his employment for “good reason,” then he is entitled to receive a severance payment equal to the sum of: (a) 18 months’ base salary, as of the end of the last fiscal year equal to $675,000; (b) 1.5 times the average annual bonus payment he earned during the two previous years, as of the end of the last fiscal year equal to $357,469; (c) up to 18 months of COBRA continuation coverage of health insurance benefits if he elects such coverage upon termination, as of the end of the last fiscal year equal to $13,284; and (d) up to $10,000 payable to an outplacement consultant. As of the last day of the previous fiscal year, this amount would equal $1,055,753. Further, the Board of Directors will consider and decide in its sole discretion whether to accelerate any unvested stock options that Dr. Robertson has as of the date of such termination.

In the event Dr. Robertson’s employment is terminated “without cause” or by Dr. Robertson for “good reason” within three months before or 24 months following a “change of control” of the Company’s company, then Dr. Robertson will instead be entitled to a severance payment equal to the sum of: (a) 36 months’ base salary, as of the end of the last fiscal year equal to $1,350,000; (b) 3.0 times the greater of the average annual bonus paid to him for the two previous years or the target bonus for the current year, as of the end of the last fiscal year equal to $714,938; (c) 36 months of COBRA continuation coverage of health insurance benefits if he elects such coverage upon termination or health insurance premiums of equal value to the extent COBRA continuation coverage is unavailable, as of the last day of the previous fiscal year equal to $26,568; and (d) up to $10,000 payable to an outplacement consultant. As of December 31, 2008, this amount would equal $2,101,506.

If the Company terminates any of the other named executive officers’ employment “without cause” (as defined in the employment agreements) or if any such other executive terminates his or her employment for “good reason,” then such executive is entitled to receive a severance payment equal to the sum of: (a) 12 months’ base salary; (b) the average annual bonus payment paid to such executive for the two previous years provided that if such executive was not employed for the period required to be eligible for two prior full year annual bonuses, then such amount will be the amount of the annual bonus, if any, received for the year prior to the year in which termination of employment occurred; (c) up to 12 months of COBRA continuation coverage of health insurance benefits if such executive elects such coverage upon termination; and (d) up to $10,000 payable to an outplacement consultant. As of the last day of the previous fiscal year, that amount would be as follows for each of the named executive officers other than Dr. Robertson:

					Total
Name	Salary	Bonus	COBRA	Other	Severance

Steven G. Books	$324,875	$97,409	$8,856	$10,000	$441,140
Stephen C. Hathaway	280,000	100,600	8,856	10,000	399,456
Shawn D. Guse	270,000	116,150	—	10,000	396,150
T. Rockwell Mackie	210,000	47,250	1,128	10,000	268,378

In the event the employment of any named executive officer (other than Dr. Robertson) is terminated without “cause” or by such executive for “good reason” within three months before or 24 months following a “change of control” of the Company’s company, then such executive will instead be entitled to a severance payment equal to the sum of: (a) 24 months base salary; (b) a payment equal to 2.0 times the greater of the average annual bonus paid to such executive for the two previous years provided that if such executive was not employed for the period required to be eligible for two prior full year annual bonuses, then such amount will be the amount of the annual bonus, if any, received for the year prior to the year in which termination of employment occurred or the target bonus for the current year; (c) up to 24 months of COBRA continuation coverage of health insurance benefits if such executive elects such coverage upon termination or health insurance premiums of equal value to the extent COBRA continuation coverage is unavailable; and (d) up to $10,000 payable to an outplacement consultant. As of the last day of the previous fiscal year, that amount would be as follows for each of the named executive officers other than Dr. Robertson:

					Total
Name	Salary	Bonus	COBRA	Other	Severance

Steven G. Books	$649,750	$194,818	$17,712	$10,000	$872,280
Stephen C. Hathaway	560,000	201,200	17,712	10,000	788,912
Shawn D. Guse	540,000	232,300	—	10,000	782,300
T. Rockwell Mackie	420,000	94,500	2,256	10,000	526,756

Mr. Reckwerdt retired as of December 31, 2008. Per the terms of his employment agreement, he did not receive any severance payments upon his retirement. Ms. Klein’s employment was terminated effective August 22, 2008. She is receiving a salary payment of $310,000 and a bonus payment of $121,313, for a total of $431,313 in severance payments, payable over a six month period beginning October 2008. In addition, she has elected to receive COBRA continuation coverage and is receiving a total payment of $5,772 for those premiums over a twelve-month period. She is also eligible to receive outplacement assistance of up to $10,000.

In addition, if any payments or benefits payable to any of the named executive officers under the employment agreements would be subject to any excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended, such payments or other benefits will be reduced to the extent necessary so that no amount will be subject to such excise tax. However, such reduction is required only if the named executive officer will be in a more favorable after-tax position than if no such reduction was made.

Other Employment-Related Agreements

Each of the named executive officers has also entered into a Confidentiality Agreement, an Assignment of Inventions Agreement and a Noncompetition Agreement. The Confidentiality Agreement restricts the officer from disclosing confidential information during his or her employment and for a period of two years thereafter. The Assignment of Inventions Agreement provides that all inventions and new ideas developed by the officer during employment or for a period of six months thereafter shall belong to the Company. The Noncompetition Agreement provides that such officers shall not compete with the Company during employment and thereafter for the longer of 18 months or any applicable severance period under the employment agreements.

2008 Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information for the named executive officers regarding the number of shares subject to both exercisable and unexercisable stock options, as well as the exercise prices and expiration dates thereof, as of December 31, 2008:

	Option Awards(1)					Stock Awards(2)
							Market
		Number of	Number of			Number of	Value of
		Securities	Securities			Shares or	Shares or
		Underlying	Underlying			Units of	Units of
		Unexercised	Unexercised	Option	Option	Stock That	Stock That
		Options (#)	Options (#)	Exercise	Expiration	Have Not	Have Not
Name	Grant Date	Exercisable	Unexercisable	Price ($)	Date	Vested	Vested ($)

Frederick A. Robertson	1/3/2005	452,714	393,504	2.8199	1/3/2015	—	—
	11/17/2005	153,000	51,000	3.4559	11/17/2011	—	—
	12/7/2006	68,000	68,000	6.7500	12/7/2012	—	—
	8/28/2008	—	—	—		183,300	436,254
Stephen C. Hathaway	3/17/2005	20,400	20,400	2.8199	3/17/2015	—	—
	11/17/2005	13,770	13,770	3.4559	11/17/2011	—	—
	12/7/2006	27,200	27,200	6.7500	12/7/2012	—	—
Steven G. Books	3/28/2005	54,400	27,200	2.8199	3/28/2015	—	—
	11/17/2005	41,309	13,771	3.4559	11/17/2011	—	—
	12/7/2006	27,200	27,200	6.7500	12/7/2012	—	—
	8/28/2008	—	—	—		75,000	178,500
Paul J. Reckwerdt	11/17/2005	78,130	—	3.4559	3/31/2009	—	—
T. Rockwell Mackie	11/17/2005	44,129	34,001	3.4559	11/17/2011	—	—
	8/28/2008	—	—	—		21,700	51,646
Shawn D. Guse	7/25/2005	48,618	27,200	3.4559	7/25/2015	—	—
	11/17/2005	25,805	13,771	3.4559	11/17/2011	—	—
	12/7/2006	40,800	40,800	6.7500	12/7/2012	—	—
	8/28/2008					75,000	178,500
Mary Elizabeth Klein		—	—	—		—	—

(1)	Options vest 25% each year beginning one year after the date of grant, except for the options granted on December 7, 2006, which vest 50% on December 7, 2008 and 25% each year thereafter.

(2)	Restricted stock awards vest one-third each year beginning one year after the date of grant.

2008 Option Exercises and Shares Vested

The following table sets forth information for each of the named executive officers regarding the number of shares acquired in exercise of options during 2008 and the value realized upon such exercise. The value realized upon exercise of the options was determined by subtracting the option exercise price from the value of the shares on the date of exercise.

	Option Awards		Stock Awards
	Number of		# of
	Shares	Value	Shares	Value
	Acquired on	Realized on	Acquired on	Realized on
	Exercise	Exercise	Vesting	Vesting
Name	(#)	($)	(#)	($)

Frederick A. Robertson	35,462	$533,708	—	—
Stephen C. Hathaway	13,770	183,267	—	—
Paul J. Reckwerdt	57,870	834,145	25,000	$59,500
T. Rockwell Mackie	57,870	825,464	—	—
Shawn D. Guse	25,000	346,853	—	—
Mary Elizabeth Klein	—	—	—	—

STOCK OWNERSHIP

Beneficial Ownership of Certain Shareholders, Directors and Executive Officers

This table shows as of March 18, 2009: (1) the beneficial owners of more than five percent of the Company’s common stock and the number of shares they beneficially owned based on information provided in their most recent filings with the SEC; and (2) the number of shares each director, each nominee for director, each executive officer named in the Summary Compensation Table and all directors, nominees, and executive officers as a group beneficially owned, as reported by each person. Except as otherwise indicated, the address of each is 1240 Deming Way, Madison, Wisconsin, 53717. Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. Except as noted, each person has the sole voting and investment power over the shares shown in this table. For each individual and group included in the table below, the percentage ownership is calculated by dividing the number of shares beneficially owned by the person or group by the sum of 52,039,038 shares of common stock outstanding on March 18, 2009 plus the number of shares of common stock that the person or group had the right to acquire on or within 60 days after March 18, 2009.

	Number of	Percentage of
	Shares	Shares
	Beneficially	Beneficially
	Owned	Owned

5% Shareholders:
Janus Capital Management LLC(1)	4,667,344	9.0%
Venture Investors LLC(2)	3,146,288	6.0%
Lord Abbett & Co.(3)	2,719,402	5.2%
Directors and executive officers:
Frederick A. Robertson(4)	1,726,469	3.3%
Stephen C. Hathaway(5)	448,285	*
Steven G. Books(6)	252,309	*
Shawn D. Guse(7)	195,274	*
Mary Elizabeth Klein	2,022	*
Paul J. Reckwerdt(8)	1,061,441	2.0%
T. Rockwell Mackie(9)	1,731,848	3.3%
John J. Greisch(10)	12,373	*
Sam R. Leno(11)	58,800	*
John J. McDonough(12)	100,176	*
Cary J. Nolan(13)	222,432	*
Carlos A. Perez(14)	72,400	*
Roy T. Tanaka(15)	21,248	*
Frances S. Taylor(16)	52,800	*
All directors and executive officers as a group	5,957,877	11.1%

(1)	Consists of 4,667,344 shares of common stock held by Janus Capital Management LLC (“Janus Capital”). According to the Schedule 13G filed by Janus Capital on February 17, 2009, Janus Capital has a direct ownership stake in INTECH Investment Management (“INTECH”) and Perkins Investment Management LLC (“Perkins”). Therefore, the holdings of INTECH and Perkins are aggregated with Janus Capital. INTECH and Perkins are registered investment advisors, each furnishing investment advice to various investment companies registered under Section 8 of the Investment Company Act of 1940 and to individual and institutional clients (collectively, “Managed Portfolios”). As a result of its role as investment adviser or sub-adviser to the Managed Portfolios, Janus Capital may be deemed to be the beneficial owner of 4,667,344 shares of common stock held by such Managed Portfolios. However, Janus Capital does not have the right to receive any dividends from, or the proceeds from the sale of, the securities held in the Managed

Portfolios and disclaims any ownership associated with such rights. The address of Janus Capital is 151 Detroit Street, Denver, Colorado, 80206.

(2)	Consists of 1,459,248 shares of common stock held by Venture Investors Early Stage Fund III Limited Partnership, 863,400 shares of common stock held by Venture Investors Early Stage Fund II Limited Partnership, 823,640 shares of common stock held by Advantage Capital Wisconsin Partners I Limited Partnership. Venture Investors LLC is the sub-managing agent of Advantage Capital Wisconsin Partners I Limited Partnership, the general partner of Venture Investors Early Stage Fund III Limited Partnership, and the general partner of Venture Investors Founders Limited Partnership, which is the general partner of Venture Investors Early Stage Fund II Limited Partnership. The investment decisions of Venture Investors LLC are generally made collectively by its managers, John P. Neis, Roger Ganser, Scott Button, George Arida, Winslow Sargeant and Paul Weiss. Each such manager disclaims beneficial ownership of the shares held by the foregoing entities except to the extent of his or her pecuniary interest therein. The address of the foregoing individuals and entities is c/o Venture Investors LLC, 505 South Rosa Road, #201, Madison, Wisconsin, 53719.

(3)	Consists of 2,719,402 shares of common stock held by Lord Abbett & Co. LLC. According to the Schedule 13G/A filed by Lord, Abbett & Co. LLC on February 13, 2009, such shares are beneficially owned by Lord, Abbett & Co. LLC and are held on behalf of investment advisory clients, which may include investment companies registered under the Investment Company Act, employee benefit plans, pension funds or other institutional clients. The address of the foregoing entity is 90 Hudson Street, Jersey City, New Jersey, 07302.

(4)	Consists of 475,951 shares of common stock held by Dr. Robertson, 183,300 shares of restricted stock, and 1,067,218 shares of common stock issuable to Dr. Robertson upon the exercise of options exercisable within 60 days of the date of this table.

(5)	Consists of 193,290 shares of common stock held by Stephen C. Hathaway and Elaine M. Hathaway, Trustees of the Hathaway Revocable Trust dated February 10, 2005, 85,000 shares held by the Stephen C. Hathaway Grantor Retained Annuity Trust, 85,000 shares held by the Elaine M. Hathaway Grantor Retained Annuity Trust, 3,225 shares of common stock held by Mr. Hathaway and 81,770 shares of common stock issuable to Mr. Hathaway upon the exercise of options exercisable within 60 days of the date of this table. The investment decisions of the Hathaway Revocable Trust, the Stephen C. Hathaway Grantor Retained Annuity Trust, and the Elaine M. Hathaway Grantor Retained Annuity Trust are made by Mr. Hathaway. Mr. Hathaway disclaims beneficial ownership of the shares held by such trusts, except to the extent of his pecuniary interest therein.

(6)	Consists of 27,200 shares of common stock, 75,000 shares of restricted stock and 150,109 shares of common stock issuable upon the exercise of options exercisable within 60 days of the date of this table.

(7)	Consists of 5,051 shares of common stock, 75,000 shares of restricted stock and 115,223 shares of common stock issuable upon the exercise of options exercisable within 60 days of the date of this table.

(8)	Consists of 971,022 shares of common stock held by Mr. Reckwerdt, 3,988 shares of common stock held by Mr. Reckwerdt’s spouse, and 78,130 options issuable to Mr. Reckwerdt upon the exercise of options on or before March 31, 2009.

(9)	Consists of 1,666,019 shares of common stock, 21,700 shares or restricted stock and 44,129 shares of common stock issuable upon the exercise of options exercisable within 60 days of the date of this table.

(10)	Consists of 12,373 shares of common stock issuable upon the exercise of options exercisable within 60 days of the date of this table.

(11)	Consists of 18,000 shares of restricted stock and 40,800 shares of common stock issuable upon the exercise of options exercisable within 60 days of the date of this table.

(12)	Consists of 20,527 shares of common stock, 18,000 shares of restricted stock and 61,649 shares of common stock issuable upon the exercise of options exercisable within 60 days of the date of this table.

(13)	Consists of 197,183 shares of common stock, 18,000 shares of restricted stock and 7,249 shares of common stock issuable upon the exercise of options exercisable within 60 days of the date of this table.

(14)	Consists of 18,000 shares of restricted stock and 54,400 of common stock issuable upon the exercise of options exercisable within 60 days of the date of this table.

(15)	Consists of 21,248 shares of common stock issuable upon the exercise of options exercisable within 60 days of the date of this table.

(16)	Consists of 4,000 shares of common stock, 18,000 shares of restricted stock and 30,800 shares of common stock issuable upon the exercise of options exercisable within 60 days of the date of this table.

Section 16(a) Beneficial Ownership Reporting Compliance

Under U.S. securities laws, directors, certain executive officers and persons holding more than 10% of the Company’s common stock must report their initial ownership of the common stock and any changes in that ownership to the SEC. The SEC has designated specific due dates for these reports and the Company must identify in this Proxy Statement those persons who did not file these reports when due. Based solely on the Company’s review of copies of the reports filed with the SEC and written representations of the Company’s directors and executive officers, the Company believes that all persons subject to reporting filed the required reports on time in fiscal year 2008, except that one transaction on Form 4 on behalf of Paul J. Reckwerdt, reporting share withholding to satisfy the tax obligation on the lapsing of restricted stock, was filed late.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

Corporate Governance

The Company is committed to strong corporate governance and has adopted policies and practices that conform to Nasdaq listing requirements and the Exchange Act. These policies and practices include:

•	The Board of Directors has adopted corporate governance policies articulated in the Company’s Corporate Governance Guidelines, which include basic director duties and responsibilities. Among those responsibilities is an expectation that the directors attend the annual shareholder meetings.

•	Over three-quarters of the members of the Board of Directors are independent of the Company and the Company’s management.

•	All members of the Board of Directors committees — the Audit Committee, the Compensation Committee and the Nominating and Governance Committee — are independent.

•	The Board of Directors and its committees are authorized to retain independent advisors at their discretion.

•	The Board of Directors has also adopted an ethics code the Company refers to as the Comprehensive Compliance Program that is applicable to all of the Company’s employees, including the Company’s executive officers, and to the Company’s directors. The Company has several methods for employees to report concerns regarding ethics and financial matters, including accounting, internal controls and audit concerns. The Comprehensive Compliance Program sets forth procedures for such reporting, including anonymous submission of these matters by a hotline maintained by a third party. The Company has further implemented an Internal Investigation Procedure by which it manages the resolution of allegations of violations of the Comprehensive Compliance Program.

•	The Board of Directors conducts an annual self-assessment of its effectiveness and the effectiveness of each of its committees.

•	The Board of Directors conducts annual reviews of individual director performance.

•	Directors are not permitted to serve on the boards of more than four additional companies, excluding philanthropic institutions. A director who is also Chief Executive Officer may only serve on the boards of two additional companies.

•	The Board of Directors encourages director continuing education through third-party presentations and programs, including programs that are certified by Institutional Shareholder Services. The Company pays or reimburses directors for expenses associated with attending these continuing education events.

•	The annual cycle of agenda items for Board of Director meetings reflects board requests and changing business and legal issues. The Board of Directors receives regularly scheduled presentations from the Company’s finance department and major business units and operations. The Board of Directors’ annual agenda includes, among other items, the Company’s long-term strategic plans, periodic reports on progress against long-term strategic plans, emerging and disruptive technologies, potential acquisition or investment targets, capital projects, evaluation of the Company’s Chief Executive Officer, and management succession.

•	The Board of Directors has adopted stock ownership guidelines for directors and executive officers.

Each of the Board of Directors’ committees has a written charter approved by the Board of Directors that clearly establishes the committee’s roles and responsibilities. A copy of the charters for the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee, as well as the Company’s Corporate Governance Guidelines and Comprehensive Compliance Program, can be found through the “Corporate Governance” link on the Investor Relations page at the Company’s website at www.tomotherapy.com and are available in printed hardcopy format upon written request to the Company’s Secretary at the Company’s Madison, Wisconsin headquarters. Please note that information on, or that can be accessed through, the Company’s website, other than this Proxy Statement and annual report on Form 10-K, is not part of the proxy soliciting materials, is not deemed “filed” with the SEC and is not to be incorporated by reference into any of the Company’s filings under the Exchange Act.

Shareholders and other parties interested in communicating directly with the Chairman or with specified individual directors or the directors as a group may do so by writing to the Chairman of the Board of Directors, c/o Corporate Secretary, TomoTherapy Incorporated, 1212 Deming Way, Madison, Wisconsin 53717.

The Board of Directors and the Committees of the Board

On March 11, 2009, the Board of Directors determined that Ms. Taylor, Messrs. Greisch, Leno, McDonough, Nolan, Tanaka and Dr. Perez are “independent” for purposes of the Nasdaq Global Select Market listing requirements and under the Company’s Corporate Governance Guidelines. Dr. Mackie, the Company’s Chairman of the Board of Directors, and Dr. Robertson, the Company’s Chief Executive Officer and President, are employees and therefore not “independent.” The Board of Directors considered transactions and relationships, both direct and indirect, between each director and nominee (and his or her immediate family) and the Company and its subsidiaries and affirmatively determined that none of Ms. Taylor, Messrs. Greisch, Leno, McDonough, Nolan, Tanaka and Dr. Perez has any material relationship, either direct or indirect, with the Company other than as a director and/or shareholder, and that Drs. Mackie and Robertson have no such relationship other than as an employee and shareholder of the Company.

The Board of Directors held five in-person meetings and three telephonic meetings in 2008. All of the in-person Board of Directors meetings included executive sessions of the independent directors (who are also non-management directors). There are three committees of the Board of Directors: the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee. Each director attended at least 75% of the total Board of Directors and committee meetings that were held while he or she was a director in fiscal year 2008, except for Dr. Carlos Perez who had excused absences for three meetings due to prior commitments or short notice. All directors attended the 2008 Annual Shareholder Meeting.

Members of the Board of Directors are encouraged to attend director training programs. In 2008, Dr. Robertson and Mr. Tanaka both attended programs accredited by Risk Metrics Group. Dr. Robertson attended the 2008 Directors’ Summit offered by the University of Wisconsin School of Business, and Mr. Tanaka attended the 2008 Director Education and Certification Program offered by the University of California at Los Angeles Graduate School of Management.

Audit Committee.  The members of the Company’s Audit Committee are John J. McDonough, Sam R. Leno, and Roy T. Tanaka. Mr. McDonough chairs the Audit Committee and has been determined by the Board of Directors to be an audit committee financial expert (as defined under SEC rules implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Company’s Audit Committee, among other duties:

•	appoints and oversees a firm to serve as independent auditor to audit the Company’s consolidated financial statements;

•	is responsible for reviewing the independence, qualifications, performance and quality control procedures of the independent auditor;

•	discusses the scope and results of the audit with the independent auditor;

•	reviews and considers the adequacy of the Company’s internal accounting controls, financial reporting processes, critical accounting policies and audit procedures;

•	pre-approves all audit and non-audit services to be performed by the independent auditor;

•	reviews the Company’s annual and quarterly financial statements with management and independent auditor;

•	reviews and resolves any disagreements between management and the Company’s independent auditor in connection with the preparation of the Company’s financial statements;

•	establishes procedures for the confidential, anonymous submission by the Company’s employees of concerns or complaints regarding questionable accounting or auditing matters;

•	reviews and approves all related party transactions involving the Company and its directors and executive officers; and

•	prepares the report that the SEC requires the Company to include in the Company’s annual proxy statement.

The Company believes that the composition of the Company’s Audit Committee meets the requirements for independence under the current Nasdaq Global Select Market and SEC rules and regulations, as Messrs. McDonough, Leno and Tanaka are independent directors for such purposes. The Audit Committee held thirteen meetings during fiscal year 2008.

Compensation Committee.  The members of the Company’s Compensation Committee are Frances S. Taylor, John J. Greisch, and Cary J. Nolan. Ms. Taylor chairs the Compensation Committee. The purpose of the Company’s Compensation Committee is to discharge the responsibilities of the Board of Directors relating to compensation of the executive officers. Specific responsibilities of the Compensation Committee include:

•	reviewing and recommending approval of compensation of the executive officers and compensation plans in which the executive officers and directors participate;

•	reviewing and administering the Company’s stock incentive plans;

•	reviewing and making recommendations to the Board of Directors with respect to incentive compensation and equity plans;

•	approving the compensation paid to the Chief Executive Officer and directors; and

•	preparing the report that the Securities and Exchange Commission requires the Company to include in the Company’s annual proxy statement.

The Committee may delegate authority with respect to any of its functions to such officers of the Company as it may deem appropriate.

The Company believes that the composition of the Compensation Committee meets the requirements for independence under the current Nasdaq Global Select Market and SEC rules, as Ms. Taylor and Messrs. Greisch and Nolan are independent directors for such purposes. No interlocking relationship exists between the Board of Directors or Compensation Committee and the Board of Directors or Compensation Committee of any other company, nor has any interlocking relationship existed in the past. The Compensation Committee held nine meetings during fiscal year 2008.

Nominating and Governance Committee.  The members of the Company’s Nominating and Governance Committee are Cary J. Nolan, Carlos A. Perez, and Frances S. Taylor. Mr. Nolan chairs the Nominating and Governance Committee. The Nominating and Governance Committee identifies, evaluates and recommends nominees to the Board of Directors and committees of the Board of Directors, conducts searches for appropriate directors, and evaluates the performance of the Board of Directors and of individual directors. The Nominating and Governance Committee has developed guidelines for selecting board candidates that set forth the key attributes, qualifications and experience to be considered in evaluating possible director candidates. Such qualifications and experience include demonstrated notable or significant achievements in business or the radiotherapy industry, the requisite intelligence, education and experience to make a significant contribution to the membership of the Board of Directors, and the ability to bring a range of skills, diverse perspectives and backgrounds to the deliberations of the Board of Directors. Importantly, the director candidates must also have the highest ethical standards, a strong sense of professionalism and dedication to serving the interests of all the shareholders, and the ability to devote sufficient time and attention in the fulfillment of his or her duties. In conducting searches for appropriate directors, the Nominating and Governance Committee accepts recommendations from other directors and officers, and shareholders. Candidates recommended by shareholders will be evaluated in the same manner as any other candidates. It may also use a search firm to identify and evaluate possible candidates. In 2008, the Nominating and Governance Committee used Crist/KolderAssociates for its director candidate search and evaluation process, including that used to select Mr. Griesch and Mr. Tanaka. The Nominating and Governance Committee is also responsible for reviewing developments in corporate governance practices, evaluating the adequacy of the Company’s corporate governance practices and reporting, reviewing compliance with the Company’s code of ethics and making recommendations to the Board of Directors concerning corporate governance matters. The Company believes that the composition of the Nominating and Governance Committee meets the requirements under the current Nasdaq Global Select Market rules, as Ms. Taylor, Mr. Nolan and Dr. Perez are independent for such purposes. The Nominating and Governance Committee held six meetings during fiscal year 2008.

Director Stock Ownership Guidelines

To align director interests with the interests of the Company’s shareholders, the Board of Directors adopted stock ownership guidelines for its members. As set forth in the Company’s corporate governance guidelines, within five years of joining the Board of Directors, a director is expected to own at least $100,000 of Company stock at current market value. All types of stock awards may be used to satisfy the ownership requirements. Upon the request of a director, the Nominating and Governance Committee will consider modifying the requirement in view of a director’s personal financial circumstances. As of March 18, 2009, all directors met the guidelines or were within the allowed time frame for meeting the guidelines.

Director Compensation

The following table sets forth a summary of the compensation paid to the Company’s non-employee directors in fiscal year 2008.

Board of Directors:
Annual retainer per director	$25,000
Fee per meeting for a full board meeting	$2,000
Audit Committee:
Annual retainer for chairperson	$15,000
Annual retainer for other members	$10,000
Fee per meeting	$0
Compensation Committee:
Annual retainer for chairperson	$10,000
Annual retainer for other members	$5,000
Fee per meeting	$0
Nominating and Governance Committee:
Annual retainer for chairperson	$10,000
Annual retainer for other members	$5,000
Fee per meeting	$0

The above retainers are paid in quarterly installments. The Company also reimburses each non-employee director for reasonable travel and other expenses in connection with attending meetings of the Board of Directors.

Each non-employee director appointed before October 23, 2007 received an initial grant of options to purchase 54,400 shares of the Company’s common stock upon his or her appointment to the Board of Directors, with 25% vesting immediately and 25% vesting at each of the three anniversaries of the grant date. Since October 23, 2007, the Company’s policy has been to grant to newly appointed directors, at the next Board of Directors meeting following appointment, an initial grant of options equaling approximately $120,000 in value (based on the modified form of the Black-Scholes valuation model used by Hewitt Associates through August 31, 2208 and the Black-Scholes valuation model calculated internally thereafter), rounded up to the nearest 500 shares. Such options will vest over three years, with 25% vesting immediately upon date of grant, and 25% vesting at each of the next three anniversaries of the grant date.

Additionally, in 2007, the Board of Directors approved annual grants of options to each non-employee director who no longer had vested options, at the first Board of Directors meeting after the month end in which the last options vested. The number of shares in these annual grants equaled approximately $100,000 in value (based on the modified form of the Black-Scholes valuation model used by Hewitt Associates), rounded up to the nearest 500 shares. Such options will vest monthly over three years, becoming fully vested on the third anniversary of the grant date.

According to the Company’s Equity Grant and Administration Policy last revised August 28, 2008, the Board of Directors generally approves annual grants of restricted stock to each non-employee director in the third quarter of the calendar year following the initial grant. The number of shares in these annual grants equal approximately $100,000 in value (based on the Black-Scholes valuation model calculated internally), rounded up to the nearest 500 shares. The restrictions on one-third of such shares lapse on each of the first three anniversaries of the grant date. Non-employee directors who were appointed or elected before 2008 and who were continuing in service received these annual grants. Non-employee directors appointed in 2008 will be considered for these annual grants in 2009.

Each non-employee director stock option will terminate upon the earlier to occur of six years from the date of grant or three months after the director ceases to be a director, adviser, consultant or employee. The exercise price of these options will equal the closing price of the Company’s common stock on the date of grant.

	Fees
	Earned	Stock	Option
	or Paid in	Awards	Awards	Total
Name(1)	Cash ($)	($)(4)	($)(5)	($)

Michael J. Cudahy(2)	—	—	—	—
Sam R. Leno	$50,000	$8,943	$40,131	$99,074
John J. McDonough	52,500	8,943	40,238	101,681
John P. Neis(3)	44,750	—	—	44,750
Cary J. Nolan	50,000	8,943	40,238	99,181
Carlos A. Perez, M.D.	40,000	8,943	—	48,943
Frances S. Taylor	47,500	8,943	40,131	96,574
John J. Greisch	38,750	—	71,004	109,754
Roy T. Tanaka	12,750	—	42,509	55,259

(1)	As of December 31, 2008, Dr. Mackie, Mr. Reckwerdt and Dr. Robertson were also executive officers, and their compensation is listed in the executive compensation tables.

(2)	Mr. Cudahy’s board participation ended on January 31, 2008, Therefore, no payments were made to him during the year.

(3)	Mr. Neis’s board participation ended on August 31, 2008. Therefore, his payments only represent eight months of service.

(4)	The grant date fair value of stock awards was $6.10.

(5)	Compensation expense related to stock option awards is calculated using a Black-Scholes model. The assumptions used in these calculations are discussed in Footnote G to the Company’s financial statements included in its Annual report on Form 10-K for the year’s ended December 31, 2007 and 2008.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review, Approval or Ratification of Related Person Transactions

The Company adopted a policy providing that all material transactions between the Company and its officers, directors and other affiliates must be:

•	Approved by a majority of the disinterested members of the Board of Directors; and

•	On terms no less favorable to the Company than those that it believes could be obtained from unaffiliated third parties.

In general, the Company’s policy is to enter into transactions with related parties on terms that, on the whole, are no more favorable and no less favorable, than those available from unaffiliated third parties.

Transactions with Related Persons

Since the beginning of fiscal 2008, there have been no transactions or proposed transactions in which the Company is or was a participant and in which any of the Company’s directors, executive officers or holders of more than 5% of the Company’s capital stock, or any immediate family member of or person sharing the household with any of these individuals, had or will have a direct or indirect material interest, that are required to be disclosed pursuant to Item 404 of Regulation S-K.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Brenda S. Furlow
Brenda S. Furlow
Vice President, Secretary, and General Counsel

Dated: March 23, 2009

APPENDIX A

INFORMATION CONCERNING PARTICIPANTS IN
THE COMPANY’S SOLICITATION OF PROXIES

Under applicable SEC regulations, members of the Board of Directors and certain of the Company’s executive officers are “participants” with respect to the Company’s solicitation of proxies in connection with the 2009 Annual Meeting. Information concerning participants is provided below.

Directors

The directors and nominees who are considered “participants” in the Company’s solicitation are John J. Greisch, Sam R. Leno, T. Rockwell Mackie, John J. McDonough, Cary J. Nolan, Carlos A. Perez, Frederick A. Robertson, Roy T. Tanaka and Frances S. Taylor. Their principal occupations are set forth under the section above titled “Proposal One — Election of Directors” of this Proxy Statement. The business address of each of these individuals for this purpose is in care of TomoTherapy Incorporated, 1240 Deming Way, Madison, Wisconsin, 53717.

Executive Officers

The principal occupations of the Company’s executive officers, who may be deemed to be “participants,” are as shown below. The principal occupation refers to such person’s position with the Company, and the business address for each person is TomoTherapy Incorporated, 1240 Deming Way, Madison, Wisconsin, 53717.

Name	Position with Company

Frederick A. Robertson	Chief Executive Officer and President
Stephen C. Hathaway	Chief Financial Officer and Treasurer
Steven G. Books	Chief Operating Officer
T. Rockwell Mackie	Chairman of the Board
Brenda S. Furlow	Vice President, General Counsel, and Corporate Secretary

Stock Ownership and Employment Agreements

The numbers of shares of Company common stock beneficially owned by each participant and by each executive officer who may be deemed to be a participant (other than Brenda S. Furlow) are as described in the section above entitled “Stock Ownership.” Except as otherwise disclosed in this proxy statement, each of those participants owns of record and beneficially the shares listed in that table opposite such participant’s name. As of March 18, 2009, using the same assumptions and definitions used in the section entitled “Stock Ownership,” Brenda S. Furlow beneficially owned 37,596 shares of Company common stock, including 1,796 shares of common stock, 33,300 shares of restricted stock, and 5,000 shares of common stock issuable upon the exercise of options exercisable within 60 days after March 18, 2009.

As described elsewhere in this proxy statement in the section entitled “Employment Agreements,” each of Frederick A. Robertson, Stephen C. Hathaway, Steven G. Books, and T. Rockwell Mackie is party to an employment agreement with the Company. Brenda S. Furlow is also party to an employment agreement with the Company. In addition, each of the Company’s directors and executive officers is party to an indemnification agreement with the Company.

Information Regarding Transactions in Company Securities by Participants

The following table sets forth purchases and sales of equity securities of the Company by the participants listed below since March 6, 2007.

		Number of	Transaction
Name	Date	Shares	Type

Steven G. Books	8/28/08	75,000	(1)
Brenda S. Furlow	5/9/07	25,000	(2)
	5/11/07	(25,000)	(6)
	11/30/07	460	(3)
	8/28/08	20,000	(1)
	11/28/08	1,336	(3)
	12/10/08	13,300	(1)
Stephen C. Hathaway	10/16/07	20,400	(4)
	10/16/07	(39,733)	(5)
	11/30/07	409	(3)
	1/7/08	10,000	(4)
	1/29/08	3,770	(4)
	10/31/08	(12,290)	(6)
	11/28/08	1,336	(3)
Sam R. Leno	8/28/08	18,000	(1)
T. Rockwell Mackie	4/5/07	322,168	(7	)(10)
	10/16/07	(730,420)	(5)
	1/16/08	57,870	(4)
	8/28/08	21,700	(1)
	11/12/08	(57,870)	(6)
John J. McDonough	8/13/07	1,000	(8)
	8/24/07	2,000	(8)
	5/22/08	3,500	(8)
	8/28/08	18,000	(1)
Cary J. Nolan	5/14/07	(13,600)	(9)
	8/6/07	13,600	(4)
	10/16/07	(84,719)	(5)
	8/28/08	18,000	(1)
Carlos A. Perez	8/28/08	18,000	(1)
Frederick A. Robertson	10/16/07	216,384	(4)
	10/16/07	(251,846)	(5)
	1/3/08	35,462	(4)
	8/28/08	183,300	(1)
Frances S. Taylor	5/14/07	1,500	(2)
	7/9/07	10,000	(4)
	8/28/08	18,000	(1)
	11/5/08	(7,500)	(6)

(1)	Acquisition: Restricted stock grant (time-based)

(2)	Acquisition: Purchase of shares through the reserved share program in connection with the Initial Public Offering

(3)	Acquisition: Purchase of common stock through employee stock purchase plan

(4)	Acquisition: Stock option exercise

(5)	Disposition: Sale of shares in Secondary Public Offering

(6)	Disposition: Open market sale

(7)	Acquisition: Common stock award issued to founder before the Initial Public Offering pursuant to Series A Investment Agreement for meeting a triggering event

(8)	Acquisition: Open market purchase

(9)	Disposition: Sale of shares in Initial Public Offering

(10)	Accounts for the 1.36-for-1 split that occurred on 5/8/07

Miscellaneous Information Concerning Participants

Except as described below or elsewhere in this proxy statement, to the knowledge of the Company:

•	None of the participants nor any of their respective affiliates or associates (together, the “Participant Affiliates”) (a) directly or indirectly beneficially owns any shares of Company common stock or any securities of any subsidiary of the Company or (b) has had any relationship with the Company in any capacity other than as a shareholder, employee, officer or director.

•	No participant or Participant Affiliate is either a party to any transaction or series of transactions since March 6, 2007, or has knowledge of any currently proposed transaction or series of transactions, (a) in which the Company or any of its subsidiaries was or is to be a party, (b) in which the amount involved exceeds $120,000, and (c) in which any participant or Participant Affiliate had or will have a direct or indirect material interest.

•	No participant or Participant Affiliate has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the 2009 Annual Meeting.

•	No participant or Participant Affiliate has entered into any agreement or understanding with any person respecting any future employment by the Company or any of its affiliates or any future transactions to which the Company or any of its affiliates will or may be a party.

•	There are no contracts, arrangements or understandings by any participant or Participant Affiliate within the past year with any person with respect to Company securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

APPENDIX I

PROPOSED

TomoTherapy Incorporated

First Amendment
to
2007 Equity Incentive Plan

This First Amendment (“Amendment”) amends the TomoTherapy Incorporated 2007 Equity Incentive Plan (the “Plan”), effective as of the date of approval by the Company’s shareholders.

Background

The Plan was effective as April 16, 2007, the date the Plan was approved by the Company’s shareholders. On May 8, 2007, the Company effected a 1.36-for-1 stock split. Accordingly, the Committee adjusted the number of shares available under the Plan from 1,693,006 to 2,302,488, pursuant to its authority to adjust for stock splits as provided in Section 11.1(a) of the Plan.

The Company’s Board of Directors approved an increase of 5,033,334 shares available for issuance under the Plan on March 6, 2009.

The Company’s shareholders approved this Amendment on          , 2009.

Amendment

Section 3.1(a) of the Plan is hereby amended as follows:

“3.1 Number of Shares.

(a) Subject to Article 11 hereof and Section 3.1(b) hereof, the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan is 7,335,822.”

Executed on this           day of          , 2009.

Brenda S. Furlow,
Corporate Secretary

TOMOTHERAPY INCORPORATED
2007 EQUITY INCENTIVE PLAN

ARTICLE 1.

PURPOSE

The purpose of the TomoTherapy Incorporated 2007 Equity Incentive Plan (the “Plan”) is to promote the success and enhance the value of TomoTherapy Incorporated by linking the personal interests of the members of the Board, Employees, and Consultants to those of Company shareholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company shareholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operations are largely dependent.

ARTICLE 2.

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1 “Award” means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Performance Share award, a Performance Stock Unit award, a Dividend Equivalents award, a Stock Payment award, a Deferred Stock award, a Restricted Stock Unit award, a Performance Bonus Award, or a Performance-Based Award granted to a Participant pursuant to the Plan.

2.2 “Award Agreement” means any written agreement, contract, or other instrument or document evidencing an Award, including through electronic medium.

2.3 “Board” means the Board of Directors of the Company.

2.4 “Change in Control” means and includes each of the following:

(a) A transaction or series of transactions (other than an offering of Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

(b) During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.4(a) hereof or Section 2.4(c) hereof) whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(c) The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

(i) Which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(ii) After which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.4(c)(ii) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

(d) The Company’s shareholders approve a liquidation or dissolution of the Company.

2.5 “Code” means the Internal Revenue Code of 1986, as amended.

2.6 “Committee” means the committee of the Board described in Article 12 hereof.

2.7 “Company” means TomoTherapy Incorporated, a Wisconsin corporation, or any successor corporation (including, without limitation, the surviving corporation in any consolidation, merger or reincorporation effected exclusively to change the domicile of the Company).

2.8 “Consultant” means any consultant or adviser if: (a) the consultant or adviser renders bona fide services to the Company or any Subsidiary; (b) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (c) the consultant or adviser is a natural person who has contracted directly with the Company or any Subsidiary to render such services.

2.9 “Covered Employee” means an Employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.

2.10 “Deferred Stock” means a right to receive a specified number of shares of Stock during specified time periods pursuant to Section 8.5 hereof.

2.11 “Disability” means that the Participant qualifies to receive long-term disability payments under the Company’s long-term disability insurance program, as it may be amended from time to time.

2.12 “Dividend Equivalents” means a right granted to a Participant pursuant to Section 8.3 hereof to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

2.13 “Effective Date” shall have the meaning set forth in Section 13.1 hereof.

2.14 “Eligible Individual” means any person who is an Employee, a Consultant or an Independent Director, as determined by the Committee.

2.15 “Employee” means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Subsidiary.

2.16 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.17 “Fair Market Value” means, as of any given date, (a) if Stock is traded on an exchange, the closing price of a share of Stock as reported in the Wall Street Journal (or such other source as the Company may deem reliable for such purposes) for such date, or if no sale occurred on such date, the first trading date immediately prior to such date during which a sale occurred; or (b) if Stock is not traded on an exchange but is quoted on a quotation system, the mean between the closing representative bid and asked prices for the Stock on such date, or if no sale occurred on such date, the first date immediately prior to such date on which sales prices or bid and asked prices, as applicable, are reported by such quotation system; or (c) if Stock is not publicly traded, the fair market value established by the Committee acting in good faith.

2.18 “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

2.19 “Independent Director” means a member of the Board who is not an Employee of the Company.

2.20 “Non-Employee Director” means a member of the Board who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) under the Exchange Act, or any successor rule.

2.21 “Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.

2.22 “Option” means a right granted to a Participant pursuant to Article 5 hereof to purchase a specified number of shares of Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

2.23 “Participant” means any Eligible Individual who, as a member of the Board, Consultant or Employee, has been granted an Award pursuant to the Plan.

2.24 “Performance-Based Award” means an Award granted to selected Covered Employees pursuant to Section 8.7 hereof, but which is subject to the terms and conditions set forth in Article 9 hereof. All Performance-Based Awards are intended to qualify as Qualified Performance-Based Compensation.

2.25 “Performance Bonus Award” has the meaning set forth in Section 8.7 hereof.

2.26 “Performance Criteria” means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added, sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on net assets, return on shareholders’ equity, return on assets, return on capital, shareholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

2.27 “Performance Goals” means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

2.28 “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.

2.29 “Performance Share” means a right granted to a Participant pursuant to Section 8.1 hereof, to receive Stock, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.

2.30 “Performance Stock Unit” means a right granted to a Participant pursuant to Section 8.2 hereof, to receive Stock, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.

2.31 “Plan” means this TomoTherapy Incorporated 2007 Equity Incentive Plan, as it may be amended from time to time.

2.32 “Public Trading Date” means the first date upon which Stock is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.

2.33 “Qualified Performance-Based Compensation” means any compensation that is intended to qualify as “qualified performance-based compensation” as described in Section 162(m)(4)(C) of the Code.

2.34 “Restricted Stock” means Stock awarded to a Participant pursuant to Article 6 hereof that is subject to certain restrictions and may be subject to risk of forfeiture.

2.35 “Restricted Stock Unit” means an Award granted pursuant to Section 8.6 hereof.

2.36 “Securities Act” shall mean the Securities Act of 1933, as amended.

2.37 “Stock” means the common stock of the Company, $0.01 par value per share. “Stock” shall also include (i) the common stock of the surviving corporation in any consolidation, merger or reincorporation effected exclusively to change the domicile of the Company and (ii) such other securities of the Company that may be substituted for Stock pursuant to Article 11 hereof.

2.38 “Stock Appreciation Right” or “SAR” means a right granted pursuant to Article 7 hereof to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable Award Agreement.

2.39 “Stock Payment” means (a) a payment in the form of shares of Stock, or (b) an option or other right to purchase shares of Stock, as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Section 8.4 hereof.

2.40 “Subsidiary” means any “subsidiary corporation” as defined in Section 424(f) of the Code and any applicable regulations promulgated thereunder or any other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

ARTICLE 3.

SHARES SUBJECT TO THE PLAN

3.1  Number of Shares.

(a) Subject to Article 11 hereof and Section 3.1(b) hereof, the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan is 1,693,006.

(b) To the extent that an Award terminates, expires, or lapses for any reason, any shares of Stock subject to the Award shall again be available for the grant of an Award pursuant to the Plan. To the extent permitted by applicable law or any exchange rule, shares of Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary shall not be counted against shares of Stock available for grant pursuant to this Plan. To the extent that a SAR is exercised for or settled in Stock, only the actual number of shares issued upon such exercise or settlement shall be counted for purposes of calculating the aggregate number of shares of Stock available for issuance under the Plan as set forth in Section 3.1(a). To the extent that a SAR is exercised for or settled in cash, no shares underlying such SAR shall be counted for purposes of calculating the aggregate number of shares of Stock available for issuance under the Plan as set forth in Section 3.1(a). The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3.1(b), no shares of Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

3.2  Stock Distributed.  Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

ARTICLE 4.

ELIGIBILITY AND PARTICIPATION

4.1  Eligibility.  Each Eligible Individual shall be eligible to be granted one or more Awards pursuant to the Plan.

4.2  Participation.  Subject to the provisions of the Plan, the Committee may, from time to time, select from among all Eligible Individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No Eligible Individual shall have any right to be granted an Award pursuant to this Plan.

4.3  Foreign Participants.  Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have Eligible Individuals, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Sections 3.1 and 3.3 hereof; and (v) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law or governing statute or any other applicable law.

ARTICLE 5.

STOCK OPTIONS

5.1  General.  The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a) Exercise Price.  The exercise price per share of Stock subject to an Option shall be determined by the Committee and set forth in the Award Agreement; provided, that, subject to Section 5.2(c) hereof, the per share exercise price for any Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant.

(b) Time and Conditions of Exercise.  The Committee shall determine the time or times at which an Option may be exercised in whole or in part; provided that the term of any Option granted under the Plan shall not exceed ten years. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

(c) Forfeiture if Termination for Cause.  If a Participant’s employment is terminated for “Cause”, as defined below, then none of the Participant’s Options may be exercised, all of the Participant’s rights in the Options shall be forfeited, and all of the shares reserved for issuance upon exercise of the Participant’s Options shall revert to the Plan. For purposes of this Plan, “Cause” shall mean any of the following: (i) any act, failure to act, conduct, pattern of conduct, or condition injurious or potentially injurious to the business or reputation of the Company; (ii) any conviction for a misdemeanor or felony the circumstances of which the Committee determines is substantially related to the circumstances of the Participant’s job; (iii) the willful and continued failure to perform substantially the Participant’s duties for the Company, which failure remains uncured fourteen (14) days after written notice from the Company of such failure; or (iv) theft or fraud by the Participant with respect to the business of the Company.

(d) Payment.  The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation: (i) cash, (ii) shares of Stock held for such period of time as may be required by the Committee in order to avoid adverse accounting consequences and having a fair market value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, or (iii) other property acceptable to the Committee (including through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; provided that payment of such proceeds is then made to the Company upon settlement of such sale), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, after the Public Trading Date, no Participant who is a member of the Board or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option, or continue any extension of credit with respect to the exercise price of an Option with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

(e) Evidence of Grant.  All Options shall be evidenced by an Award Agreement between the Company and the Participant. The Award Agreement shall include such additional provisions as may be specified by the Committee.

5.2  Incentive Stock Options.  Incentive Stock Options shall be granted only to Employees and the terms of any Incentive Stock Options granted pursuant to the Plan, in addition to the requirements of Section 5.1 hereof, must comply with the provisions of this Section 5.2.

(a) Expiration.  Subject to Section 5.2(c) hereof, an Incentive Stock Option shall expire and may not be exercised to any extent by anyone after the first to occur of the following events:

(i) Ten years from the date it is granted, unless an earlier time is set in the Award Agreement;

(ii) Three months after the Participant’s termination of employment as an Employee other than by reason of the Participant’s death or Disability; and

(iii) One year after the date of the Participant’s termination of employment or service on account of Disability or death. Upon the Participant’s Disability or death, any Incentive Stock Options exercisable at the Participant’s Disability or death may be exercised by the Participant’s legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant’s last will and testament, or, if the Participant fails to make testamentary disposition of such Incentive Stock Option or dies intestate, by the person or persons entitled to receive the Incentive Stock Option pursuant to the applicable laws of descent and distribution.

(b) Dollar Limitation.  The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

(c) Ten Percent Owners.  An Incentive Stock Option may not be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company (or the Company’s parent or subsidiary corporation, within the meaning of Section 422(b)(6) of the Code) unless such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.

(d) Notice of Disposition.  The Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such shares of Stock to the Participant.

(e) Right to Exercise.  Except as set forth in Section 5.2(a)(iii) above, during a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

(f) Failure to Meet Requirements.  Any Option (or portion thereof) purported to be an Incentive Stock Option, which, for any reason, fails to meet the requirements of Section 422 of the Code shall be considered a Non-Qualified Stock Option.

ARTICLE 6.

RESTRICTED STOCK AWARDS

6.1  Grant of Restricted Stock.  The Committee is authorized to make Awards of Restricted Stock to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. All Awards of Restricted Stock shall be evidenced by an Award Agreement.

6.2  Issuance and Restrictions.  Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

6.3  Forfeiture.  Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that, the Committee may (a) provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will lapse in whole or in part in the event of terminations resulting from specified causes, and (b) provide in other cases for the lapse in whole or in part of restrictions or forfeiture conditions relating to Restricted Stock.

6.4  Certificates for Restricted Stock.  Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

ARTICLE 7.

STOCK APPRECIATION RIGHTS

7.1  Grant of Stock Appreciation Rights.

(a) A Stock Appreciation Right may be granted to any Participant selected by the Committee. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.

(b) A Stock Appreciation Right shall entitle the Participant (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount equal to the product of (i) the excess of (A) the Fair Market Value of the Stock on the date the Stock Appreciation Right is exercised over (B) the Fair Market Value of the Stock on the date the Stock Appreciation Right was granted and (ii) the number of shares of Stock with respect to which the Stock Appreciation Right is exercised, subject to any limitations the Committee may impose.

7.2  Payment and Limitations on Exercise.

(a) Subject to Section 7.2(b) below, payment of the amounts determined under Sections 7.1(b) above shall be in cash, in Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee in the Award Agreement.

(b) To the extent any payment under Section 7.1(b) hereof is effected in Stock, it shall be made subject to satisfaction of all provisions of Article 5 above pertaining to Options.

ARTICLE 8.

OTHER TYPES OF AWARDS

8.1  Performance Share Awards.  Any Participant selected by the Committee may be granted one or more Performance Share awards which shall be denominated in a number of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

8.2  Performance Stock Units.  Any Participant selected by the Committee may be granted one or more Performance Stock Unit awards which shall be denominated in unit equivalent of shares of Stock and/or units of value including dollar value of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

8.3  Dividend Equivalents.

(a) Any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the shares of Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

(b) Dividend Equivalents granted with respect to Options or SARs that are intended to be Qualified Performance-Based Compensation shall be payable, with respect to pre-exercise periods, regardless of whether such Option or SAR is subsequently exercised.

8.4  Stock Payments.  Any Participant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee; provided, that unless otherwise determined by the Committee such Stock Payments shall be made in lieu of base salary, bonus, or other cash compensation otherwise payable to such Participant. The number of shares shall be determined by the Committee and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

8.5  Deferred Stock.  Any Participant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Participant awarded Deferred Stock shall have no rights as a Company shareholder with respect to such Deferred Stock until such time as the Deferred Stock Award has vested and the Stock underlying the Deferred Stock Award has been issued.

8.6  Restricted Stock Units.  The Committee is authorized to make Awards of Restricted Stock Units to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. At the time of grant, the Committee shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. At the time of grant, the Committee shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the grantee. On the maturity date, the Company shall, subject to Section 10.5(b) hereof, transfer to the Participant one unrestricted, fully transferable share of Stock for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited.

8.7  Performance Bonus Awards.  Any Participant selected by the Committee may be granted a cash bonus (a “Performance Bonus Award”) payable upon the attainment of Performance Goals that are established by the Committee and relate to one or more of the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Any such Performance Bonus Award paid to a Covered Employee may be a Performance-Based Award and be based upon objectively determinable bonus formulas established in accordance with Article 9 hereof.

8.8  Term.  Except as otherwise provided herein, the term of any Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Stock Payments, Deferred Stock or Restricted Stock Units shall be set by the Committee in its discretion.

8.9  Exercise or Purchase Price.  The Committee may establish the exercise or purchase price, if any, of any Award of Performance Shares, Performance Stock Units, Deferred Stock, Stock Payments or Restricted Stock Units; provided, however, that such price shall not be less than the par value of a share of Stock on the date of grant, unless otherwise permitted by applicable state law.

8.10  Exercise upon Termination of Employment or Service.  An Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Deferred Stock, Stock Payments and Restricted Stock Units shall only be exercisable or payable while the Participant is an Employee, Consultant or a member of the Board, as applicable; provided, however, that the Committee in its sole and absolute discretion may provide that an Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Stock Payments, Deferred Stock or Restricted Stock Units may be exercised or paid subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant’s retirement, death or Disability, or otherwise; provided, however, that any such provision with respect to Performance Shares or Performance Stock Units shall be subject to the requirements of Section 162(m) of the Code that apply to Qualified Performance-Based Compensation.

8.11  Form of Payment.  Payments with respect to any Awards granted under this Article 8 shall be made in cash, in Stock or a combination of both, as determined by the Committee.

8.12  Award Agreement.  All Awards under this Article 8 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by an Award Agreement.

ARTICLE 9.

PERFORMANCE-BASED AWARDS

9.1  Purpose.  The purpose of this Article 9 is to provide the Committee the ability to qualify Awards other than Options and SARs and that are granted pursuant to Articles 6 and 8 hereof as Qualified Performance-Based Compensation. If the Committee, in its discretion, decides to grant a Performance- Based Award to a Covered Employee, the provisions of this Article 9 shall control over any contrary provision contained in Articles 6 or 8 hereof; provided, however, that the Committee may in its discretion grant Awards to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 9.

9.2  Applicability.  This Article 9 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

9.3  Procedures with Respect to Performance-Based Awards.  To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles 6 or 8 hereof which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

9.4  Payment of Performance-Based Awards.  Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved. In determining the amount earned under a Performance-Based Award, the Committee may reduce or eliminate the amount of the Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

9.5  Additional Limitations.  Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE 10.

PROVISIONS APPLICABLE TO AWARDS

10.1  Stand-Alone and Tandem Awards.  Awards granted pursuant to the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

10.2  Award Agreement.  Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, the provisions applicable in the event the Participant’s employment or service terminates, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

10.3  Limits on Transfer.  No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided by the Committee, no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution. The Committee by express provision in the Award or an amendment thereto may permit an Award (other than an Incentive Stock Option) to be transferred to, exercised by and paid to certain persons or entities related to the Participant, including but not limited to members of the Participant’s family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant’s family and/or charitable institutions, or to such other persons or entities as may be expressly approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes (or to a “blind trust” in connection with the Participant’s termination of employment or service with the Company or a Subsidiary to assume a position with a governmental, charitable, educational or similar non-profit institution) and on a basis consistent with the Company’s lawful issue of securities.

10.4  Beneficiaries.  Notwithstanding Section 10.3 hereof, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than 50% of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

10.5  Stock Certificates; Book Entry Procedures.

(a) Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.

(b) notwithstanding any other provision of the Plan, unless otherwise determined by the Committee or required by any applicable law, rule or regulation, the Company shall not deliver to any Participant certificates evidencing shares of Stock issued in connection with any Award and instead such shares of Stock shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

10.6  Paperless Exercise.  In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless exercise of Awards by a Participant may be permitted through the use of such an automated system.

ARTICLE 11.

CHANGES IN CAPITAL STRUCTURE

11.1  Adjustments.

(a) In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of Company assets to shareholders, or any other change affecting the shares of Stock or the share price of the Stock, the Committee shall make proportionate adjustments to any or all of the following in order to reflect such change: (a) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3 hereof); (b) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (c) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Qualified Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

(b) In the event of any transaction or event described in Section 11.1(a) hereof or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Committee, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i) To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 11.1 the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Committee in its sole discretion;

(ii) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii) To make adjustments in the number and type of shares of Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;

(iv) To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

(v) To provide that the Award cannot vest, be exercised or become payable after such event.

11.2  Acceleration Upon a Change in Control.  Notwithstanding Section 11.1 hereof, and except as may otherwise be provided in any applicable Award Agreement or other written agreement entered into between the Company and a Participant, if a Change in Control occurs and a Participant’s Awards are not converted, assumed, or replaced by a successor entity, then immediately prior to the Change in Control such Awards shall become fully exercisable and all forfeiture restrictions on such Awards shall lapse. Upon, or in anticipation of, a Change in Control, the Committee may cause any and all Awards outstanding hereunder to terminate at a specific time in the future, including but not limited to the date of such Change in Control, and shall give each Participant the right to exercise such Awards during a period of time as the Committee, in its sole and absolute discretion, shall determine. In the event that the terms of any agreement between the Company or any Company subsidiary or affiliate and a Participant contains provisions that conflict with and are more restrictive than the provisions of this Section 11.2, this Section 11.2 shall prevail and control and the more restrictive terms of such agreement (and only such terms) shall be of no force or effect.

11.3  No Other Rights.  Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.

ARTICLE 12.

ADMINISTRATION

12.1  Committee.  Unless and until the Board delegates administration of the Plan to a Committee as set forth below, the Plan shall be administered by the full Board, and for such purposes the term “Committee” as used in this Plan shall be deemed to refer to the Board. The Board, at its discretion or as otherwise necessary to comply with the requirements of Section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act or to the extent required by any other applicable rule or regulation, shall delegate administration of the Plan to a Committee. The Committee shall consist solely of two or more members of the Board each of whom is an “outside director,” within the meaning of Section 162(m) of the Code, a Non-Employee Director and an “independent director” under the rules of The NASDAQ Global Market (or other principal securities market on which shares of Stock are traded), provided that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 12.1 or otherwise provided in the charter of the Committee. Notwithstanding the foregoing: (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to all Awards granted to Independent Directors and for purposes of such Awards the term “Committee” as used in this Plan shall be deemed to refer to the Board and (b) the Committee may delegate its authority hereunder to the extent permitted by Section 12.5 hereof. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. The governance of the Committee shall be subject to the charter of the Committee as approved by the Board.

12.2  Action by the Committee.  Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

12.3  Authority of Committee.  Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

(a) Designate Participants to receive Awards;

(b) Determine the type or types of Awards to be granted to each Participant;

(c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

(d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any reload provision, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines; provided, however, that the Committee shall not have the authority to accelerate the vesting or waive the forfeiture of any Performance-Based Awards;

(e) Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(g) Decide all other matters that must be determined in connection with an Award;

(h) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i) Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

(j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

12.4  Decisions Binding.  The Committee’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

12.5  Delegation of Authority.  To the extent permitted by applicable law, the Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards to Participants other than (a) senior executives of the Company who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or members of the Board) to whom authority to grant or amend Awards has been delegated hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation, and the Committee may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 12.5 shall serve in such capacity at the pleasure of the Committee.

ARTICLE 13.

EFFECTIVE AND EXPIRATION DATE

13.1  Effective Date.  The Plan is effective as of the date the Plan is approved by the Company’s shareholders (the “Effective Date”). The Plan will be deemed to be approved by the shareholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Company in accordance with applicable law and the applicable provisions of the Company’s bylaws. The Plan shall not be effective unless it is approved by the Company’s shareholders within a period commencing twelve (12) months prior to and ending twelve (12) months after the date the Plan is approved by the Board. If the Plan is not approved within this period, any options granted pursuant to the Plan shall be deemed cancelled. No option may be exercised prior to approval of the Plan by the Company’s shareholders.

13.2  Expiration Date.  The Plan will expire on, and no Award may be granted pursuant to the Plan after, the tenth anniversary of the earlier of (i) the date the Plan is approved by the Board or (ii) the Effective Date. Any Awards that are outstanding on the date the Plan expires shall remain in force according to the terms of the Plan and the applicable Award Agreement.

ARTICLE 14.

AMENDMENT, MODIFICATION, AND TERMINATION

14.1  Amendment, Modification, and Termination.  Subject to Section 15.14 hereof, with the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) shareholder approval shall be required for any amendment to the Plan that (i) increases the number of shares available under the Plan (other than any adjustment as provided by Article 11 hereof), (ii) permits the Committee to grant Options with an exercise price that is below Fair Market Value on the date of grant, (iii) permits the Committee to extend the exercise period for an Option beyond ten years from the date of grant, or (iv) changes the definition of “Eligible Individual” or otherwise changes the classes of Employees eligible to participate in the Plan. Notwithstanding any provision in this Plan to the contrary, absent approval of the shareholders of the Company, no Option may be amended to reduce the per share exercise price of the shares subject to such Option below the per share exercise price as of the date the Option is granted and, except as permitted by Article 11 hereof, no Option may be granted in exchange for, or in connection with, the cancellation or surrender of an Option having a higher per share exercise price.

14.2  Awards Previously Granted.  Except with respect to amendments made pursuant to Section 15.14 hereof, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.

ARTICLE 15.

GENERAL PROVISIONS

15.1  No Rights to Awards.  No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Eligible Individuals, Participants or any other persons uniformly.

15.2  No shareholders Rights.  Except as otherwise provided herein, a Participant shall have none of the rights of a shareholder with respect to shares of Stock covered by any Award until the Participant becomes the record owner of such shares of Stock.

15.3  Withholding.  The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s employment tax obligations) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. The Committee may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award within six months (or such other period as may be determined by the Committee) after such shares of Stock were acquired by the Participant from the Company) in order to satisfy the Participant’s federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

15.4  No Right to Employment or Services.  Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.

15.5  Unfunded Status of Awards.  The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

15.6  Indemnification.  To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

15.7  Relationship to Other Benefits.  No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

15.8  Expenses.  The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

15.9  Titles and Headings.  The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

15.10  Fractional Shares.  No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

15.11  Limitations Applicable to Section 16 Persons.  Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 under the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

15.12  Government and Other Regulations.  The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act, as amended, any of the shares of Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

15.13  Governing Law.  The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Wisconsin.

15.14  Section 409A.  To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Committee determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

* * * * *

I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of TomoTherapy Incorporated on April 5, 2007.

* * * * *

I hereby certify that the foregoing Plan was approved by the shareholders of TomoTherapy Incorporated on April 16, 2007.

Executed on this 16th day of April, 2007.

/s/  Shawn D. Guse
Shawn D. Guse,
Corporate Secretary

Attachment 1

TOMOTHERAPY INCORPORATED
2007 EQUITY INCENTIVE PLAN

STOCK OPTION GRANT NOTICE AND
STOCK OPTION AGREEMENT

TomoTherapy Incorporated, a Wisconsin corporation (the “Company”), pursuant to its 2007 Equity Incentive Plan (the “Plan”), hereby grants to the holder listed below (“Participant”), an option to purchase the number of shares of the Company’s common stock, par value $      per share (“Stock”), set forth below (the “Option”). This Option is subject to all of the terms and conditions set forth herein and in the Stock Option Agreement attached hereto as Exhibit A (the “Stock Option Agreement”) and the Plan, which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Grant Notice and the Stock Option Agreement.

Participant:

Grant Date:

Exercise Price per Share:	$

Total Exercise Price:	$

Total Number of Shares Subject to the Option:	shares

Expiration Date:

Type of Option:	☐ Incentive Stock Option	☐ Non-Qualified Stock Option

Vesting Schedule:

VESTING SCHEDULE FOR GRANTS:

The Option shall vest and become exercisable with respect to twenty-five percent (25%) of the shares of Stock subject thereto on each anniversary of the Grant Date beginning with the first anniversary of the Grant Date.

By his or her signature, the Participant agrees to be bound by the terms and conditions of the Plan, the Stock Option Agreement and this Grant Notice. The Participant has reviewed the Stock Option Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Stock Option Agreement and the Plan. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or relating to the Option.

TOMOTHERAPY INCORPORATED	PARTICIPANT

By:	By:

Print Name:	Print Name:

Title:

Address:	Address:

EXHIBIT A

TO STOCK OPTION GRANT NOTICE

TOMOTHERAPY INCORPORATED STOCK OPTION AGREEMENT

Pursuant to the Stock Option Grant Notice (the “Grant Notice”) to which this Stock Option Agreement (this “Agreement”) is attached, TomoTherapy Incorporated, a Wisconsin corporation (the “Company”), has granted to the Participant an option under the Company’s 2007 Equity Incentive Plan (as amended from time to time, the “Plan”) to purchase the number of shares of Stock indicated in the Grant Notice.

ARTICLE I.

GENERAL

1.1  Defined Terms.  Wherever the following terms are used in this Agreement they shall have the meanings specified below, unless the context clearly indicates otherwise. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and the Grant Notice.

(a) “Termination of Consultancy” shall mean the time when the engagement of the Participant as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement, but excluding: (a) terminations where there is a simultaneous employment or continuing employment of the Participant by the Company or any Subsidiary, and (b) terminations where there is a simultaneous re-establishment of a consulting relationship or continuing consulting relationship between the Participant and the Company or any Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a Consultant’s service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

(b) “Termination of Directorship” shall mean the time when the Participant, if he or she is or becomes an Independent Director, ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

(c) “Termination of Employment” shall mean the time when the employee-employer relationship between the Participant and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding: (a) terminations where there is a simultaneous reemployment or continuing employment of the Participant by the Company or any Subsidiary, and (b) terminations where there is a simultaneous establishment of a consulting relationship or continuing consulting relationship between the Participant and the Company or any Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, if this Option is an Incentive Stock Option, unless otherwise determined by the Committee in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

(d) “Termination of Services” shall mean the Participant’s Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.

1.2  Incorporation of Terms of Plan.  The Option is subject to the terms and conditions of the Plan which are incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan shall control.

ARTICLE II.

GRANT OF OPTION

2.1  Grant of Option.  In consideration of the Participant’s past and/or continued employment with or service to the Company or a Subsidiary and for other good and valuable consideration, effective as of the Grant Date set forth in the Grant Notice (the “Grant Date”), the Company irrevocably grants to the Participant the Option to purchase any part or all of an aggregate of the number of shares of Stock set forth in the Grant Notice, upon the terms and conditions set forth in the Plan and this Agreement. Unless designated as a Non-Qualified Stock Option in the Grant Notice, the Option shall be an Incentive Stock Option to the maximum extent permitted by law.

2.2  Exercise Price.  The exercise price of the shares of Stock subject to the Option shall be as set forth in the Grant Notice, without commission or other charge; provided, however, that the price per share of the shares of Stock subject to the Option shall not be less than 100% of the Fair Market Value of a share of Stock on the Grant Date. Notwithstanding the foregoing, if this Option is designated as an Incentive Stock Option and the Participant owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any “subsidiary corporation” of the Company or any “parent corporation” of the Company (each within the meaning of Section 424 of the Code), the price per share of the shares of Stock subject to the Option shall not be less than 110% of the Fair Market Value of a share of Stock on the Grant Date.

2.3  Consideration to the Company.  In consideration of the grant of the Option by the Company, the Participant agrees to render faithful and efficient services to the Company or any Subsidiary. Nothing in the Plan or this Agreement shall confer upon the Participant any right to continue in the employ or service of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which rights are hereby expressly reserved, to discharge or terminate the services of the Participant at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in a written agreement between the Company or a Subsidiary and the Participant.

ARTICLE III.

PERIOD OF EXERCISABILITY

3.1  Commencement of Exercisability.

(a) Subject to Sections 3.2, 3.3, 5.11 and 5.14, the Option shall become vested and exercisable in such amounts and at such times as are set forth in the Grant Notice.

(b) No portion of the Option which has not become vested and exercisable at the date of the Participant’s Termination of Employment, Termination of Directorship or Termination of Consultancy shall thereafter become vested and exercisable, except as may be otherwise provided by the Committee or as set forth in a written agreement between the Company and the Participant.

3.2 Duration of Exercisability.  The installments provided for in the vesting schedule set forth in the Grant Notice are cumulative. Each such installment which becomes vested and exercisable pursuant to the vesting schedule set forth in the Grant Notice shall remain vested and exercisable until it becomes unexercisable under Section 3.3.

3.3 Expiration of Option.  The Option may not be exercised to any extent by anyone after the first to occur of the following events:

(a) The expiration of ten years from the Grant Date;

(b) If this Option is designated as an Incentive Stock Option and the Participant owned (within the meaning of Section 424(d) of the Code), at the time the Option was granted, more than 10% of the total combined voting power of all classes of stock of the Company or any “subsidiary corporation” of the Company or any “parent corporation” of the Company (each within the meaning of Section 424 of the Code), the expiration of five years from the Grant Date;

(c) The expiration of ninety (90) days from the date of the Participant’s Termination of Services, unless such termination occurs by reason of the Participant’s death or Disability; or

(d) The expiration of one year from the date of the Participant’s Termination of Services by reason of the Participant’s death or Disability.

The Participant acknowledges that an Incentive Stock Option exercised more that three months after the Participant’s Termination of Employment, other than by reason of death or Disability, will be taxed as a Non-Qualified Stock Option.

3.4  Special Tax Consequences.  The Participant acknowledges that, to the extent that the aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options, including the Option (if applicable), are exercisable for the first time by the Participant in any calendar year exceeds $100,000, the Option and such other options shall be Non-Qualified Stock Options to the extent necessary to comply with the limitations imposed by Section 422(d) of the Code. The Participant further acknowledges that the rule set forth in the preceding sentence shall be applied by taking the Option and other “incentive stock options” into account in the order in which they were granted, as determined under Section 422(d) of the Code and the Treasury Regulations thereunder.

ARTICLE IV.

EXERCISE OF OPTION

4.1  Person Eligible to Exercise.  Except as provided in Section 5.2(b), during the lifetime of the Participant, only the Participant may exercise the Option or any portion thereof. After the death of the Participant, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by the Participant’s personal representative or by any person empowered to do so under the deceased the Participant’s will or under the then applicable laws of descent and distribution.

4.2  Partial Exercise.  Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3.

4.3  Manner of Exercise.  The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Company (or any third party administrator or other person or entity designated by the Company) of all of the following prior to the time when the Option or such portion thereof becomes unexercisable under Section 3.3:

(a) An Exercise Notice in a form specified by the Committee, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Committee;

(b) The receipt by the Company of full payment for the shares of Stock with respect to which the Option or portion thereof is exercised, including payment of any applicable withholding tax, which may be in one or more of the forms of consideration permitted under Section 4.4;

(c) Any other written representations as may be required in the Committee’s reasonable discretion to evidence compliance with the Securities Act or any other applicable law rule, or regulation; and

(d) In the event the Option or portion thereof shall be exercised pursuant to Section 4.1 by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Option.

Notwithstanding any of the foregoing, the Company shall have the right to specify all conditions of the manner of exercise, which conditions may vary by country and which may be subject to change from time to time.

4.4  Method of Payment.  Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Participant:

(a) Cash;

(b) Check;

(c) With the consent of the Committee, delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate exercise price; provided, that payment of such proceeds is then made to the Company at such time as may be required by the Company, but in any event not later than the settlement of such sale;

(d) With the consent of the Committee, surrender of other shares of Stock which have a fair market value on the date of surrender equal to the aggregate exercise price of the shares of Stock with respect to which the Option or portion thereof is being exercised;

(e) With the consent of the Committee, surrendered shares of Stock issuable or transferable upon the exercise of the Option having a fair market value on the date of exercise equal to the aggregate exercise price of the shares of Stock with respect to which the Option or portion thereof is being exercised; or

(f) With the consent of the Committee, property of any kind which constitutes good and valuable consideration.

4.5  Conditions to Issuance of Stock Certificates.  The shares of Stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares of Stock or issued shares of Stock which have then been reacquired by the Company. Such shares of Stock shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any shares of Stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

(a) The admission of such shares of Stock to listing on all stock exchanges on which such Stock is then listed;

(b) The completion of any registration or other qualification of such shares of Stock under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable;

(c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable;

(d) The receipt by the Company of full payment for such shares of Stock, including payment of any applicable withholding tax, which may be in one or more of the forms of consideration permitted under Section 4.4; and

(e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

4.6  Rights as shareholder.  The holder of the Option shall not be, nor have any of the rights or privileges of, a shareholder of the Company in respect of any shares of Stock purchasable upon the exercise of any part of the Option unless and until such shares of Stock shall have been issued by the Company to such holder (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment will be made for a dividend or other right for which the record date is prior to the date the shares of Stock are issued, except as provided in Section 11.1 of the Plan.

ARTICLE V.

OTHER PROVISIONS

5.1  Administration.  The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon Participant, the Company and all other interested persons. No member of the Committee or the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, this Agreement or the Option.

5.2  Option Not Transferable.

(a) Subject to Section 5.2(b), the Option may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution, unless and until the shares of Stock underlying the Option have been issued, and all restrictions applicable to such shares of Stock have lapsed. Neither the Option nor any interest or right therein shall be liable for the debts, contracts or engagements of Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

(b) Notwithstanding any other provision in this Agreement, with the consent of the Committee, the Participant may transfer the Option (or any portion thereof) to any one or more Permitted Transferees (as defined below), subject to the following terms and conditions: (i) any portion of the Option transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) any portion of the Option which is transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Option as applicable to the Participant (other than the ability to further transfer the Option); and (iii) the Participant and the Permitted Transferee shall execute any and all documents requested by the Committee, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws and (C) evidence the transfer. For purposes of this Section 5.2(b), “Permitted Transferee” shall mean, with respect to a Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons (or the Participant) control the management of assets, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are these persons (or the Participant) and/or charitable institutions, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests, or any other transferee specifically approved by the Committee after taking into account any state or federal tax or securities laws applicable to transferable Options. Notwithstanding the foregoing, (i) in no event shall the Option be transferable by the Participant to a third party (other than the Company) for consideration, and (ii) no transfer of an Incentive Stock Option will be permitted to the extent that such transfer would cause the Incentive Stock Option to fail to qualify as an “incentive stock option” under Section 422 of the Code.

5.3  Adjustments.  The Participant acknowledges that the Option is subject to adjustment, modification and termination in certain events as provided in this Agreement and Article 11 of the Plan.

5.4  Notices.  Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company at the address given beneath the signature of the Company’s authorized officer on the Grant Notice, and any notice to be given to Participant shall be addressed to Participant at the address given beneath Participant’s signature on the Grant Notice. By a notice given pursuant to this Section 5.4, either party may hereafter designate a different address for notices to be given to that party. Any notice which is required to be given to Participant shall, if Participant is then deceased, be given to the person entitled to exercise his or her Option pursuant to Section 4.1 by written notice under this Section 5.4. Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

5.5  Titles.  Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

5.6  Governing Law; Severability.  The laws of the State of Wisconsin shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

5.7  Conformity to Securities Laws.  The Participant acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

5.8  Amendments, Suspension and Termination.  To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee or the Board, provided, that, except as may otherwise be provided by the Plan, no amendment, modification, suspension or termination of this Agreement shall adversely effect the Option in any material way without the prior written consent of the Participant.

5.9  Successors and Assigns.  The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth in Section 5.2, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

5.10  Notification of Disposition.  If this Option is designated as an Incentive Stock Option, Participant shall give prompt notice to the Company of any disposition or other transfer of any shares of Stock acquired under this Agreement if such disposition or transfer is made (a) within two years from the Grant Date with respect to such shares of Stock or (b) within one year after the transfer of such shares of Stock to Participant. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by Participant in such disposition or other transfer.

5.11  Limitations Applicable to Section 16 Persons.  Notwithstanding any other provision of the Plan or this Agreement, if Participant is subject to Section 16 of the Exchange Act, the Plan, the Option and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule

5.12  Entire Agreement.  The Plan, the Grant Notice and this Agreement (including all Exhibits thereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

5.13  Section 409A.  This Option is not intended to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code (“Section 409A”). However, notwithstanding any other provision of the Plan, this Agreement or the Grant Notice, if at any time the Committee determines that the Option (or any portion thereof) may be subject to Section 409A, the Committee shall have the right, in its sole discretion, to adopt such amendments to the Plan, this Agreement or the Grant Notice or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, as the Committee determines are necessary or appropriate either for the Option to be exempt from the application of Section 409A or to comply with the requirements of Section 409A.

Attachment 2

TOMOTHERAPY INCORPORATED
2007 INCENTIVE AWARD PLAN

RESTRICTED STOCK AWARD GRANT NOTICE AND
RESTRICTED STOCK AWARD AGREEMENT

TomoTherapy Incorporated, a Wisconsin corporation (the “Company”), pursuant to its 2007 Equity Incentive Plan (the “Plan”), hereby grants to the individual listed below (“Participant”), the number of shares of the Company’s common stock, par value $      per share, set forth below (the “Shares”). This Restricted Stock Award is subject to all of the terms and conditions as set forth herein and in the Restricted Stock Award Agreement attached hereto as Exhibit A (the “Restricted Stock Agreement”) (including without limitation the Restrictions on the Shares set forth in the Restricted Stock Agreement) and the Plan, each of which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Grant Notice and the Restricted Stock Agreement.

Participant:

Grant Date:

Total Number of Shares of Restricted Stock:	shares

Purchase Price:	$

Vesting Schedule:	[To be specified in individual Grant Notices.]

By his or her signature and the Company’s signature below, Participant agrees to be bound by the terms and conditions of the Plan, the Restricted Stock Agreement and this Grant Notice. Participant has reviewed the Restricted Stock Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Restricted Stock Agreement and the Plan. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan, this Grant Notice or the Restricted Stock Agreement. If Participant is married, his or her spouse has signed the Consent of Spouse attached to this Grant Notice as Exhibit B.

TOMOTHERAPY INCORPORATED:	PARTICIPANT:

By:	By:

Print Name:	Print Name:

Title:

Address:	Address:

EXHIBIT A

TO RESTRICTED STOCK AWARD GRANT NOTICE

TOMOTHERAPY INCORPORATED RESTRICTED STOCK AWARD AGREEMENT

Pursuant to the Restricted Stock Award Grant Notice (the “Grant Notice”) to which this Restricted Stock Award Agreement (the “Agreement”) is attached, TomoTherapy Incorporated, a Wisconsin corporation (the “Company”), has granted to Participant the right to purchase the number of shares of Restricted Stock under the Company’s 2007 Equity Incentive Plan (as amended from time to time, the “Plan”) as set forth in the Grant Notice.

ARTICLE I.

GENERAL

1.1  Definitions.  All capitalized terms used in this Agreement without definition shall have the meanings ascribed in the Plan and the Grant Notice.

1.2  Incorporation of Terms of Plan.  The Award is subject to the terms and conditions of the Plan which are incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan shall control.

ARTICLE II.

AWARD OF RESTRICTED STOCK

2.1  Award of Restricted Stock.

(a) Award.  In consideration of the Participant’s agreement to remain in the service or employ of the Company or one of its Subsidiaries, and for other good and valuable consideration, the Company issues to the Participant the Award described in this Agreement (the “Award”). The number of shares of Restricted Stock (the “Shares”) subject to the Award is set forth in the Grant Notice. The Participant is an Employee, Director or other Service Provider.

(b) Purchase Price; Book Entry Form.  The purchase price of the Shares is set forth on the Grant Notice. At the sole discretion of the Committee, the Shares will be issued in either (i) uncertificated form, with the Shares recorded in the name of the Participant in the books and records of the Company’s transfer agent with appropriate notations to the extent that the Shares remain subject to the Restrictions (as defined below); or (ii) certificate form pursuant to the terms of Sections 2.1(c) and (d).

(c) Legend.  Certificates representing Shares issued pursuant to this Agreement shall, until all restrictions on transfer imposed pursuant to this Agreement lapse or shall have been removed and new certificates are issued, bear the following legend (or such other legend as shall be determined by the Committee):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN VESTING REQUIREMENTS AND MAY BE SUBJECT TO FORFEITURE UNDER THE TERMS OF THAT CERTAIN RESTRICTED STOCK AWARD AGREEMENT, DATED [          , 200 ], BY AND BETWEEN TOMOTHERAPY INCORPORATED AND THE REGISTERED OWNER OF SUCH SHARES, AND SUCH SHARES MAY NOT BE, DIRECTLY OR INDIRECTLY, OFFERED, TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNDER ANY CIRCUMSTANCES, EXCEPT PURSUANT TO THE PROVISIONS OF SUCH AGREEMENT.”

(d) Escrow.  The Secretary of the Company or such other escrow holder as the Committee may appoint may retain physical custody of the certificates representing the Shares until all of the restrictions on transfer imposed pursuant to this Agreement lapse or shall have been removed. In such event the Participant shall not retain physical custody of any certificates representing unvested Shares issued to the Participant.

2.2  Restrictions.

(a) Repurchase of Shares Subject to Restrictions.  In the event that the Participant ceases to be an Employee, Director or other Service Provider for any reason, the Company shall have the right to repurchase from the Participant any or all Shares then subject to the Restrictions at a cash price per Share equal to the price paid by the Participant for such Shares. For purposes of this Agreement, “Restrictions” shall mean the restrictions on sale or other transfer set forth in Section 3.1 and the exposure to repurchase set forth in this Section 2.2(a).

(b) Vesting and Lapse of Restrictions.  Subject to Section 2.2(a), the Award shall vest and the Restrictions shall lapse in accordance with the vesting schedule set forth on the Grant Notice.

(c)  Tax Withholding; Conditions to Issuance of Certificates.  Notwithstanding any other provision of this Agreement (including without limitation Section 2.1(b)):

(i) No Shares shall be recorded in the name of the Participant in the books and records of the Company’s transfer agent and no new certificate shall be delivered to the Participant or his legal representative unless and until the Participant or his legal representative shall have paid to the Company the full amount of all federal and state withholding or other taxes applicable to the taxable income of Participant resulting from the grant of Shares or the lapse or removal of the Restrictions.

(ii) The Company shall not be required to record any Shares in the name of the Participant in the books and records of the Company’s transfer agent or issue or deliver any certificate or certificates for any Shares prior to the fulfillment of all of the following conditions: (A) the admission of the Shares to listing on all stock exchanges on which the Company’s common stock is then listed, (B) the completion of any registration or other qualification of the Shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or other governmental regulatory body, which the Committee shall, in its sole and absolute discretion, deem necessary and advisable, (C) the obtaining of any approval or other clearance from any state or federal governmental agency that the Committee shall, in its absolute discretion, determine to be necessary or advisable and (D) the lapse of any such reasonable period of time following the date the Restrictions lapse as the Committee may from time to time establish for reasons of administrative convenience.

ARTICLE III.

OTHER PROVISIONS

3.1  Restricted Stock Not Transferable.  No Shares that are subject to the Restrictions or any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Participant or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 3.1 notwithstanding, with the consent of the Committee, the Shares may be transferred to certain persons or entities related to Participant, including but not limited to members of Participant’s family, charitable institutions or trusts or other entities whose beneficiaries or beneficial owners are members of Participant’s family and/or charitable institutions, or to such other persons or entities as may be expressly approved by the Committee, pursuant to any such conditions and procedures the Committee may require. Notwithstanding the foregoing, in no event shall the Award be transferable by the Participant to a third party (other than the Company) for consideration.

3.2  Rights as shareholder.  Except as otherwise provided herein, upon the Grant Date the Participant shall have all the rights of a shareholder with respect to the Shares, subject to the Restrictions herein, including the right to vote the Shares and the right to receive any cash or stock dividends paid to or made with respect to the Shares.

3.3  Not a Contract of Employment.  Nothing in this Agreement or in the Plan shall confer upon the Participant any right to continue to serve as an employee or other service provider of the Company or any of its Subsidiaries.

3.4  Governing Law.  The laws of the State of Wisconsin shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

3.5  Conformity to Securities Laws.  The Participant acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act of 1933, as amended, and the Exchange Act, and any and all regulations and rules promulgated thereunder by the Securities and Exchange Commission, including without limitation Rule 16b-3 under the Exchange Act. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Awards are granted, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

3.6  Amendment, Suspension and Termination.  To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee or the Board, provided, that, except as may otherwise be provided by the Plan, no amendment, modification, suspension or termination of this Agreement shall adversely effect the Award in any material way without the prior written consent of the Participant.

3.7  Notices.  Notices required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the Participant to his address shown in the Company records, and to the Company at its principal executive office.

3.8  Successors and Assigns.  The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

EXHIBIT B

TO RESTRICTED STOCK AWARD GRANT NOTICE

CONSENT OF SPOUSE

I,          , spouse of          , have read and approve the foregoing Agreement. In consideration of issuing to my spouse the shares of the common stock of TomoTherapy Incorporated set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares of the common stock of TomoTherapy Incorporated issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated:  ,
Signature of Spouse

APPENDIX B

TOMOTHERAPY INCORPORATED
2007 INCENTIVE AWARD PLAN

RESTRICTED STOCK UNIT GRANT NOTICE

TomoTherapy Incorporated, a Wisconsin corporation (the “Company”), pursuant to its 2007 Equity Incentive Plan (the “Plan”), hereby grants to the individual listed below (“Participant”), the following award of Restricted Stock Units (“RSUs”). This Restricted Stock Unit is subject to all of the terms and conditions set forth herein and in the Restricted Stock Unit Agreement attached hereto as Appendix A (the “Restricted Stock Unit Agreement”) and in the Plan, each of which are incorporated herein by reference. All capitalized terms used and not otherwise defined in this Grant Notice or the Restricted Stock Unit Agreement shall have the meanings ascribed to such terms in the Plan unless the context clearly indicates otherwise.

Participant:

Grant Date:

Number of RSUs:

Vesting Schedule:  Subject to the Participant’s continued service as an Employee, Consultant or Director through the applicable vesting date, [          ] percent (     %) of the RSUs shall vest on the [          ] anniversary of the Grant Date and an additional [          ] percent (     %) of the RSUs shall vest on each of the [           ,          and          ] anniversaries of the Grant Date (each such date, a “Vesting Date”).

Termination of RSUs:  In the event that the Participant ceases to be an Employee, Consultant or Independent Director for any reason prior to the applicable Vesting Date, all RSUs that have not vested as of the date of such termination shall thereupon automatically be forfeited by the Participant as of such date of termination without payment of any consideration therefor.

By his or her signature and the Company’s signature below, the Participant agrees to be bound by the terms and conditions of the Plan, the Restricted Stock Unit Agreement and this Grant Notice. Participant has reviewed the Restricted Stock Unit Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Restricted Stock Unit Agreement and the Plan. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan, this Grant Notice or the Restricted Stock Unit Agreement. If Participant is married, his or her spouse has signed the Consent of Spouse attached to this Grant Notice as Exhibit B.

TOMOTHERAPY INCORPORATED:	PARTICIPANT:
By:	By:
Print Name:	Print Name:
Title:	Address:

APPENDIX A

TO RESTRICTED STOCK UNIT GRANT NOTICE

RESTRICTED STOCK UNIT AGREEMENT

1.  Grant.  Pursuant to the Restricted Stock Unit Grant Notice (the “Grant Notice”) to which this Restricted Stock Unit Agreement (the “Agreement”) is attached, TomoTherapy Incorporated, a Wisconsin corporation (the “Company”), has granted to the Participant an award of [     ] RSUs under the Company’s 2007 Equity Incentive Plan (the “Plan”) as set forth in the Grant Notice, subject to all of the terms and conditions contained in this Agreement and the Plan. All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Plan and the Grant Notice unless the context clearly indicates otherwise.

2.  Vesting and Termination.  The RSUs shall vest and shall terminate as set forth in the Grant Notice. In the event of a termination of the Participant’s status as an Employee, Consultant or Independent Director for any reason prior to the applicable Vesting Date, all RSUs that have not vested as of the date of such termination shall thereupon automatically be forfeited by the Participant as of such date of termination without payment of any consideration therefor. RSUs which are not vested as of the date of such termination shall not thereafter become vested.

3.  RSUs.  As of the applicable Vesting Date, each RSU that vests on such date shall represent the right to receive payment, in accordance with Section 4 below, in the form of one share of Stock. Unless and until an RSU vests, the Participant will have no right to payment in respect of any such RSU. Prior to actual payment in respect of any vested RSU, such RSU will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.

4.  Payment after Vesting; Code Section 409A.  Payment in respect of any RSUs that vest in accordance herewith shall be made to the Participant (or in the event of the Participant’s death, to the Participant’s estate) in whole shares of Stock as soon as practicable after the applicable Vesting Date, but in no event later than sixty (60) days, after such Vesting Date (for the avoidance of doubt, this deadline is intended to comply with the “short-term deferral” exemption from Section 409A of the Code).

5.  Tax Withholding.  The Company shall have the authority and the right to deduct or withhold, or to require the Participant to remit to the Company, an amount sufficient to satisfy all applicable federal, state and local taxes (including the Participant’s employment tax obligations) required by law to be withheld with respect to any taxable event arising in connection with the RSUs. Unless otherwise determined by the Committee, the Company shall, in satisfaction of the foregoing requirement, withhold shares of Stock otherwise issuable in respect of any RSUs having a Fair Market Value equal to the sums required to be withheld, and the Participant hereby agrees to such withholding of shares.

6.  Rights as Shareholder.  Neither the Participant nor any person claiming under or through the Participant will have any of the rights or privileges of a shareholder of the Company in respect of any shares of Stock that may become deliverable hereunder unless and until certificates representing such shares of Stock shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant or any person claiming under or through the Participant.

7.  Non-Transferability.  Unless transferred to a Permitted Transferee (as defined below), RSUs may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution. For purposes of this Section 7, “Permitted Transferee” shall mean, with respect to a Participant, certain persons or entities related to the Participant, including but not limited to members of the Participant’s family, charitable institutions or trusts or other entities whose beneficiaries or beneficial owners are members of Participant’s family and/or charitable institutions, or to such other persons or entities as may be expressly approved by the Committee, pursuant to any such conditions and procedures the Committee may require. Neither the RSUs nor any interest or right therein shall be liable for the debts, contracts or engagements of the Participant or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

8.  Distribution of Stock.  Notwithstanding anything herein to the contrary, no payment shall be made under this Agreement in the form of shares of Stock prior to the fulfillment of all of the following conditions: (i) the admission of such shares to listing on all stock exchanges on which the Stock is then listed, (ii) the completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or other governmental regulatory body, which the Committee shall, in its sole and absolute discretion, deem necessary and advisable, (iii) the obtaining of any approval or other clearance from any state or federal governmental agency that the Committee shall, in its absolute discretion, determine to be necessary or advisable and (iv) the lapse of any such reasonable period of time following the Vesting Date as the Committee may from time to time establish for reasons of administrative convenience. All certificates delivered pursuant to this Agreement shall be subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or local securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the shares of Stock are listed, quoted, or traded. The Committee may place legends on any certificate to reference restrictions applicable to the shares of Stock. In addition to the terms and conditions provided herein, the Committee may require that the Participant make such covenants, agreements, and representations as the Committee, in its sole discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require the Participant to comply with any timing or other restrictions with respect to the settlement of any RSUs pursuant to this Agreement, including a window-period limitation, as may be imposed in the discretion of the Committee. Any shares of Stock distributed pursuant to this Agreement may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased on the open market. No fractional shares shall be issued and the Committee shall determine, in its sole discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

9.  No Effect on Employment.  Nothing in this Agreement or in the Plan shall confer upon the Participant any right to continue to serve as an Employee, Consultant, member of the Board or other service provider of the Company or any of its Subsidiaries.

10.  Severability.  In the event that any provision in this Agreement is held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Agreement, which shall remain in full force and effect.

11.  Tax Consultation.  The Participant understands that the Participant may suffer adverse tax consequences in connection with the RSUs granted pursuant to this Agreement. The Participant represents that the Participant has consulted with any tax consultants that the Participant deems advisable in connection with the RSUs and that the Participant is not relying on the Company for tax advice.

12.  Amendments, Suspension and Termination.  To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee or the Board.

13.  Conformity to Securities Laws.  The Participant acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and all applicable state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the RSUs are granted, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

14.  Limitations Applicable to Section 16 Persons.  Notwithstanding any other provision of the Plan or this Agreement, if the Participant becomes subject to Section 16 of the Exchange Act, the Plan, the RSUs and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

15.  Code Section 409A.  The RSUs are not intended to constitute or provide for “nonqualified deferred compensation” within the meaning of Section 409A of the Code (“Section 409A”). However, notwithstanding any other provision of the Plan, this Agreement or the Grant Notice, if at any time the Committee determines that the RSUs (or any portion thereof) may be subject to Section 409A, the Committee shall have the right, in its sole discretion, to adopt such amendments to the Plan, this Agreement or the Grant Notice or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, as the Committee determines are necessary or appropriate either for the RSUs to be exempt from the application of Section 409A or to comply with the requirements of Section 409A. Nothing herein shall, or shall be construed so as to, limit the generality of Section 15.14 of the Plan.

16.  Adjustments.  The Participant acknowledges that the RSUs are subject to modification and termination in certain events as provided in this Agreement and Article 11 of the Plan.

17.  Notices.  Notices required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the Participant to his or her address shown in the Company records, and to the Company at its principal executive office.

18.  Successors and Assigns.  The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer contained herein, this Agreement shall be binding upon the Participant and his or her heirs, executors, administrators, successors and assigns.

19.  Governing Law.  The laws of the State of Wisconsin shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

20.  Captions.  Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

EXHIBIT B

TO RESTRICTED STOCK UNIT GRANT NOTICE

CONSENT OF SPOUSE

I,          , spouse of          , have read and approve the foregoing Restricted Stock Unit Grant Notice and Restricted Stock Unit Agreement (the “Agreement”). In consideration of issuing to my spouse the Restricted Stock Units of TomoTherapy Incorporated set forth in the Grant Notice and the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Grant Notice and the Agreement and agree to be bound by the provisions thereof insofar as I may have any rights therein or in or to any shares of the common stock of TomoTherapy Incorporated issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the Grant Notice and the Agreement.

Dated:  ,
Signature of Spouse

APPENDIX II

PROPOSED

TomoTherapy Incorporated

First Amendment
to
2007 Employee Stock Purchase Plan

This First Amendment (“Amendment”) amends the TomoTherapy Incorporated 2007 Employee Stock Purchase Plan (the “Plan”), effective as of the date of approval by the Company’s shareholders.

Background

The Company’s Board of Directors approved an increase of 650,000 shares available for issuance under the Plan on March 6, 2009.

The Company’s shareholders approved this Amendment on          , 2009.

Amendment

Section 13(a) of the Plan is hereby amended as follows:

“13. Shares Subject to Plan.

(a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of the Common Stock which shall be made available for sale under the Plan shall be 1,050,000 shares.”

Executed on this           day of          , 2009.

Brenda S. Furlow,
Corporate Secretary

TomoTherapy Incorporated

2007 Employee Stock Purchase Plan

TomoTherapy Incorporated hereby adopts the TomoTherapy Incorporated 2007 Employee Stock Purchase Plan (the “Plan”), effective as of the Effective Date (as defined herein).

1.  Purpose.  The purposes of the Plan are as follows:

(a) To assist employees of the Company and subsidiaries (as defined below) in acquiring a stock ownership interest in the Company pursuant to a plan which is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423(b) of the Internal Revenue Code of 1986, as amended.

(b) To help employees provide for their future security and to encourage them to remain in the employment of the Company.

2.  Definitions.

(a) “Administrator” shall mean the administrator of the Plan, as determined pursuant to Section 14 hereof.

(b) “Board” shall mean the Board of Directors of the Company.

(c) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(d) “Committee” shall mean the committee appointed to administer the Plan pursuant to Section 14 hereof.

(e) “Common Stock” shall mean the common stock of the Company, $0.01 par value per share. “Common Stock” shall also include (i) the common stock of the surviving corporation in any consolidation, merger or reincorporation effected exclusively to change the domicile of the Company and (ii) such other securities of the Company that may be substituted for Common Stock pursuant to Section 19 hereof.

(f) “Company” shall mean TomoTherapy Incorporated, a Wisconsin corporation, or any successor corporation (including, without limitation, the surviving corporation in any consolidation, merger or reincorporation effected exclusively to change the domicile of the Company).

(g) “Compensation” shall mean all base straight time gross earnings exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, commissions, bonuses, expense reimbursements, fringe benefits and other compensation.

(h) “Effective Date” shall mean the date on which the Company’s Registration Statement on Form S-1 filed with respect to the Company’s initial public offering becomes effective.

(i) “Eligible Employee” shall mean an Employee of the Company or a Subsidiary: (i) who does not, immediately after the option is granted, own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company, a Parent or a Subsidiary (as determined under Section 423(b)(3) of the Code); (ii) whose customary employment is for more than twenty (20) hours per week; and (iii) whose customary employment is for more than five (5) months in any calendar year. For purposes of clause (i), the rules of Section 424(d) of the Code with regard to the attribution of stock ownership shall apply in determining the stock ownership of an individual, and stock which an employee may purchase under outstanding options shall be treated as stock owned by the employee. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company or Designated Subsidiary and meeting the requirements of Treasury Regulation Section 1.421-7(h)(2). Where the period of leave exceeds ninety (90) days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the ninety-first (91st) day of such leave. An Employee shall not be an Eligible Employee where such Employee’s participation is prohibited by local law.

(j) “Employee” shall mean any person who renders services to the Company or a Subsidiary in the status of an employee within the meaning of Code Section 3401(c). “Employee” shall not include any director of the Company or a Subsidiary who does not render services to the Company or a Subsidiary in the status of an employee within the meaning of Code Section 3401(c).

(k) “Enrollment Date” shall mean the first Trading Day of each Offering Period. The Enrollment Date for the first Offering Period under the Plan shall be the Effective Date.

(l) “Exercise Date” shall mean the last Trading Day of each Purchase Period.

(m) “Fair Market Value” shall mean, as of any date, the average value of Common Stock determined as follows:

(i) If the Common Stock is traded on an exchange, its Fair Market Value shall be the mean closing sales price for a share of Common Stock as reported in The Wall Street Journal (or such other source as the Administrator may deem reliable for such purposes) for such date and the four trading days after that date. If no sale occurred on such date, the Fair Market Value shall be the mean closing sales price as of the first trading date immediately prior to such date, along with the four trading days after such date;

(ii) If the Common Stock is not traded on an exchange but is quoted on a quotation system, its Fair Market Value shall be determined by first calculating the mean between the closing representative bid and asked prices for the Common Stock on such date, along with the mean for the four dates immediately preceding and following such date, or if no sale occurred on such date, the first date immediately prior to such date on which sales prices or bid and asked prices, as applicable, are reported by such quotation system, along with the mean for the four most immediate dates after such date. The Fair Market Value will then be determined by determining the mean of these five amounts;

(iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator; or

(iv) For purposes of the first Offering Period under the Plan, the Fair Market Value on the Enrollment Date shall be the initial price to the public as set forth in the final prospectus included within the registration statement on Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Company’s Common Stock (the “Registration Statement”).

(n) “Offering Period” shall mean each period of twelve (12) months commencing on December 1 and terminating on the last Trading Day on or before the next occurring November 30, except for the first Offering Period under the Plan, which shall commence on the Effective Date and end on November 30, 2007. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan, but in no event may an Offering Period have a duration in excess of twenty-seven (27) months.

(o) “Parent” means any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if, at the time of the determination, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(p) “Plan” shall mean this TomoTherapy Incorporated 2007 Employee Stock Purchase Plan.

(q) “Purchase Period” shall mean the twelve (12) month period commencing on each Enrollment Date and ending with the next Exercise Date. Notwithstanding the foregoing, the first Purchase Period with respect to the initial Offering Period under the Plan shall commence on the Effective Date and end on November 30, 2007.

(r) “Purchase Price” shall mean 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower; provided, however, that the Purchase Price may be adjusted by the Administrator pursuant to Section 19 hereof; provided, further, that the Purchase Price shall not be less than the par value of a share of Common Stock.

(s) “Subsidiary” shall mean any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of the determination, each of the corporations other than the last corporation in an unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(t) “Trading Day” shall mean a day on which national stock exchanges are open for trading.

3.  Eligibility.

(a) Any Eligible Employee who shall be employed by the Company or a Subsidiary on a given Enrollment Date for an Offering Period shall be eligible to participate in the Plan during such Offering Period, subject to the requirements of Section 5 hereof and the limitations imposed by Section 423(b) of the Code.

(b) Each person who, during the course of an Offering Period, first becomes an Eligible Employee subsequent to the Enrollment Date will be eligible to become a participant in the Plan on the first day of the first Purchase Period following the day on which such person becomes an Eligible Employee, subject to the requirements of Section 5 hereof and the limitations imposed by Section 423(b) of the Code.

(c) No Eligible Employee shall be granted an option under the Plan which permits his rights to purchase stock under the Plan, and to purchase stock under all other employee stock purchase plans of the Company, any Parent or any Subsidiary subject to the Section 423 of the Code, to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time the option is granted) for each calendar year in which the option is outstanding at any time. For purposes of the limitation imposed by this subsection, the right to purchase stock under an option accrues when the option (or any portion thereof) first becomes exercisable during the calendar year, the right to purchase stock under an option accrues at the rate provided in the option, but in no case may such rate exceed $25,000 of fair market value of such stock (determined at the time such option is granted) for any one calendar year, and a right to purchase stock which has accrued under an option may not be carried over to any option. This limitation shall be applied in accordance with Section 423(b)(8) of the Code and the Treasury Regulations thereunder. The $25,000 amount referenced in this subsection (c) shall be automatically increased or decreased to equal the maximum amount available under Section 423(b)(8) of the Code.

4.  Offering Periods.  The Plan shall be implemented by consecutive Offering Periods which shall continue until the Plan expires or is terminated in accordance with Section 20 hereof. The Administrator shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

5.  Participation.

(a) Each Eligible Employee who is employed by the Company or a Subsidiary on the calendar day immediately preceding the Effective Date shall automatically become a participant in the Plan with respect to the first Offering Period. Each such participant shall be granted an option to purchase shares of Common Stock. The option shall be paid for pursuant to Section 6, including any form of subscription agreement provided by the Company for the first Offering Period under this Plan. Except as described in subsection (e) below, a participant may not make contributions by lump sum payment for any Offering Period other than the first Offering Period.

(b) Following the first Offering Period, an Eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in a form acceptable to the Administrator and filing it with the Company’s payroll office fifteen (15) days (or such shorter or longer period as may be determined by the Administrator, in its sole discretion) prior to the applicable Enrollment Date.

(c) Each person who, during the course of an Offering Period, first becomes an Eligible Employee subsequent to the Enrollment Date may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in a form acceptable to the Administrator and filing it with the Company’s payroll office fifteen (15) days (or such shorter or longer period as may be determined by the Administrator, in its sole discretion) prior to the first day of any Purchase Period during the Offering Period in which such person becomes an Eligible Employee. The rights granted to such participant shall have the same characteristics as any rights originally granted during that Offering Period except that the first day of the Purchase Period in which such person initially participates in the Plan shall be the “Enrollment Date” for all purposes for such person, including determination of the Purchase Price.

(d) Except as provided in subsection (a) hereof, payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

(e) During a paid leave of absence approved by the Company or a Subsidiary and meeting the requirements of Treasury Regulation Section 1.421-1(h)(2), a participant may continue participating in the Plan by making cash payments to the Company on each pay day equal to the amount of the participant’s payroll deductions under the Plan for the pay day immediately preceding the first day of such participant’s leave of absence. During an unpaid leave of absence approved by the Company or a Subsidiary and meeting the requirements of Treasury Regulation Section 1.421-1(h)(2), a participant may continue participating in the Plan but may not make any additional cash payments during such unpaid leave. If a leave of absence is unapproved or fails to meet the requirements of Treasury Regulation Section 1.421-1(h)(2), the participant will cease automatically to participate in the Plan. In such event, the Company will automatically cease to deduct the participant’s payroll under the Plan. The Company will pay to the participant his or her total payroll deductions for the Purchase Period, in cash in one lump sum (without interest), as soon as practicable after the participant ceases to participate in the Plan.

(f) A participant’s completion of a subscription agreement will enroll such participant in the Plan for each successive Purchase Period and each subsequent Offering Period on the terms contained therein until the participant either submits a new subscription agreement, withdraws from participation under the Plan as provided in Section 10 hereof or otherwise becomes ineligible to participate in the Plan.

(g) The subscription agreement(s) used in connection with the Plan shall be in a form prescribed by the Administrator, and the Administrator may, in its sole discretion, determine whether such agreement shall be submitted in written or electronic form.

6.  Payroll Deductions.

(a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount from one percent (1%) to ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period.

(b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. Except as described in Section 5(a) hereof, a participant may not make any additional payments into such account.

(c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may decrease (but not increase) the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Administrator may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company’s receipt of the new subscription agreement (or such shorter or longer period as may be determined by the Administrator, in its sole discretion).

(d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(c) hereof, a participant’s payroll deductions may be decreased to zero percent (0%) at any time during a Purchase Period.

(e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company’s Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company’s federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant’s compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

7.  Grant of Option.  On the Enrollment Date of each Offering Period, each Eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company’s Common Stock determined by dividing such participant’s payroll deductions accumulated prior to such Exercise Date and retained in the participant’s account as of the Exercise Date by the applicable Purchase Price; provided, however, that subject to the provisions of Sections 3(c) and 13, the number of shares of Common Stock that a participant may purchase shall be the lesser of: (i) the quotient of (A) the total contributions made by such participant in accordance with Section 6 for the Offering Period divided by (B) the Purchase Price for each share of Common Stock purchased pursuant to such Option, or (ii) the maximum number of shares that is established, and, in the context of an aggregate maximum for all participants, allocated, by the Administrator with respect to the Offering Period prior to the Enrollment Date which may be established as a fixed number or vary based on a predetermined formula. The Administrator may determine whether and, if so, how fractional shares will be included in the determination of the shares subject to each grant of Options. The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of the Common Stock a participant may purchase during each Purchase Period and Offering Period. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof or otherwise becomes ineligible to participate in the Plan. The option shall expire on the last day of the Offering Period.

8. Exercise of Option.

(a) Unless a participant withdraws from the Plan as provided in Section 10 hereof or otherwise becomes ineligible to participate in the Plan, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to the option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full share shall be retained in the participant’s account for the subsequent Purchase Period or Offering Period. During a participant’s lifetime, a participant’s option to purchase shares hereunder is exercisable only by him or her.

(b) If the Administrator determines that, on a given Exercise Date, the number of shares with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of shares available for sale under the Plan on such Exercise Date, the Administrator may in its sole discretion (x) provide that the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect, or (y) provide that the Company shall make a pro rata allocation of the shares available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and terminate any or all Offering Periods then in effect pursuant to Section 20 hereof. The Company may make pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company’s shareholders subsequent to such Enrollment Date. The balance of the amount credited to the account of each participant which has not been applied to the purchase of shares of stock shall be paid to such participant in one lump sum in cash as soon as reasonably practicable after the Exercise Date, without any interest thereon.

9. Deposit of Shares.  As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company may arrange for the deposit, into each participant’s account with any broker designated by the Company to administer this Plan, of the number of shares purchased upon exercise of his or her option.

10. Withdrawal.

(a) A participant may withdraw all but not less than all of the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in a form acceptable to the Administrator. All of the participant’s payroll deductions credited to his or her account during the Offering Period shall be paid to such participant as soon as reasonably practicable after receipt of notice of withdrawal and such participant’s option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

(b) A participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

11.  Termination of Employment.  Upon a participant’s ceasing to be an Eligible Employee, for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant’s account during the Offering Period shall be paid to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15 hereof, as soon as reasonably practicable and such participant’s option for the Offering Period shall be automatically terminated.

12.  Interest.  No interest shall accrue on the payroll deductions of a participant in the Plan.

13.  Shares Subject to Plan.

(a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of the Common Stock which shall be made available for sale under the Plan shall be 400,000 shares.

(b) With respect to shares of stock subject to an option granted under the Plan, a participant shall not be deemed to be a shareholder of the Company, and the participant shall not have any of the rights or privileges of a shareholder, until such shares have been issued to the participant or his or her nominee following exercise of the participant’s option. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash securities, or other property) or distribution or other rights for which the record date occurs prior to the date of such issuance, except as otherwise expressly provided herein.

14.  Administration.

(a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee as set forth below. The Board may delegate administration of the Plan to a Committee comprised of two or more members of the Board, each of whom is a “non-employee director” within the meaning of Rule 16b-3 which has been adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and which is otherwise constituted to comply with applicable law, and the term “Committee” shall apply to any persons to whom such authority has been delegated, provided that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 14(a) or otherwise provided in the charter of the Committee. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The governance of the Committee shall be subject to the charter of the Committee as approved by the Board. References in this Plan to the “Administrator” shall mean the Board unless administration is delegated to a Committee or subcommittee, in which case references in this Plan to the Administrator shall thereafter be to the Committee or subcommittee.

(b) It shall be the duty of the Administrator to conduct the general administration of the Plan in accordance with the provisions of the Plan. The Administrator shall have the power to interpret the Plan and the terms of the options and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. The Administrator at its option may utilize the services of an agent to assist in the administration of the Plan including establishing and maintaining an individual securities account under the Plan for each participant. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

(c) All expenses and liabilities incurred by the Administrator in connection with the administration of the Plan shall be borne by the Company. The Administrator may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Administrator, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon all participants, the Company and all other interested persons. No member of the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the options, and all members of the Board shall be fully protected by the Company in respect to any such action, determination, or interpretation.

15.  Designation of Beneficiary.

(a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

(b) Such designation of a beneficiary may be changed by the participant at any time by written notice to the Company. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

16.  Transferability.  Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

17.  Use of Funds.  All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

18.  Reports.  Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

19.  Adjustments.  Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.

(a) Changes in Capitalization.  Subject to any required action by the shareholders of the Company, the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option, the maximum number of shares each participant may purchase each Purchase Period (pursuant to Section 7 hereof), as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

(b) Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date”), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Exercise Date shall be before the effective date of the Company’s proposed dissolution or liquidation. The Administrator shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

(c) Merger or Asset Sale.  In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, any Purchase Periods then in progress shall be shortened by setting a New Exercise Date and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the effective date of the Company’s proposed sale or merger. The Administrator shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

20.  Amendment or Termination.

(a) The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 hereof, no such termination shall affect options previously granted, provided that an Offering Period may be terminated by the Board if the Board determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 19 hereof and this Section 20, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant without the consent of such participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval of any amendment in such a manner and to such a degree as required.

(b) Without shareholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Administrator shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable which are consistent with the Plan.

(c) In the event the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

(i) altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

(ii) shortening any Offering Period so that the Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Administrator action; and

(iii) allocating shares.

Such modifications or amendments shall not require shareholder approval or the consent of any Plan participants.

21. Notices.  All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22.  Conditions to Issuance of Shares.  The Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock purchased upon the exercise of options prior to fulfillment of all the following conditions:

(a) The admission of such shares to listing on all stock exchanges, if any, on which the Common Stock is then listed; and

(b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable; and

(c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable; and

(d) The payment to the Company of all amounts which it is required to withhold under federal, state or local law upon exercise of the option; and

(e) The lapse of such reasonable period of time following the exercise of the option as the Administrator may from time to time establish for reasons of administrative convenience.

23.  Term of Plan.  Subject to approval by the Company’s shareholders, the Plan shall become effective as of the Effective Date. The Plan shall be deemed to be approved by the Company’s shareholders if it receives the requisite vote in accordance with applicable law and the applicable provisions of the Company’s bylaws. Subject to approval by the shareholders of the Company in accordance with this Section 23, the Plan shall be in effect until the tenth (10th) anniversary of the date of the initial adoption of the Plan by the Board, unless sooner terminated under Section 20 hereof.

24.  Equal Rights and Privileges.  All Eligible Employees of the Company (or of any Designated Subsidiary) will have equal rights and privileges under this Plan so that this Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 of the Code or applicable Treasury regulations thereunder. Any provision of this Plan that is inconsistent with Section 423 or applicable Treasury regulations will, without further act or amendment by the Company, the Board or the Administrator, be reformed to comply with the equal rights and privileges requirement of Section 423 or applicable Treasury regulations.

25.  Section 409A.  The options to purchase shares of Common Stock under the Plan are not intended to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code. However, if at any time the Administrator determines that the options may be subject to Section 409A of the Code, the Administrator shall have the right, in its sole discretion, to amend the Plan and any outstanding options as it may determine is necessary or desirable either to exempt the options from the application of Section 409A of the Code or to cause the options to comply with the requirements of Section 409A of the Code.

26.  No Employment Rights.  Nothing in the Plan shall be construed to give any person (including any Eligible Employee or participant) the right to remain in the employ of the Company, a Parent or a Subsidiary or to affect the right of the Company, any Parent or any Subsidiary to terminate the employment of any person (including any Eligible Employee or participant) at any time, with or without cause.

27.  Notice of Disposition of Shares.  Each participant shall give prompt notice to the Company of any disposition or other transfer of any shares of stock purchased upon exercise of an option if such disposition or transfer is made: (a) within two (2) years from the Enrollment Date of the Offering Period in which the shares were purchased or (b) within one (1) year after the Exercise Date on which such shares were purchased. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the participant in such disposition or other transfer.

28.  Governing Law.  The validity and enforceability of this Plan shall be governed by and construed in accordance with the laws of the State of Wisconsin without regard to otherwise governing principles of conflicts of law.

I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of TomoTherapy Incorporated on April 5, 2007.

I hereby certify that the foregoing Plan was approved by the shareholders of TomoTherapy Incorporated on April 16, 2007.

Executed on this 16th day of April, 2007.

/s/ Shawn D. Guse
Shawn D. Guse,
Corporate Secretary

TOMOTHERAPY INCORPORATED
ANNUAL MEETING OF SHAREHOLDERS
Friday, May 1, 2009
10:00 a.m. Central Daylight Time
Company’s Administrative Office
1212 Deming Way
Madison, WI 53717

TomoTherapy Incorporated 1240 Deming Way Madison, Wisconsin 53717	proxy

Proxy for Annual Meeting of Shareholders – May 1, 2009
This Proxy is Solicited on Behalf of the Board of Directors
The undersigned shareholder of TomoTherapy Incorporated hereby constitutes and appoints BRENDA S. FURLOW and STEPHEN C. HATHAWAY, and each of them, proxies and attorneys-in-fact of the undersigned, with full power of substitution, to vote all the shares of common stock of TomoTherapy Incorporated that the undersigned is entitled to vote, at the Annual Meeting of Shareholders of TomoTherapy Incorporated to be held at the Company’s administrative office located at 1212 Deming Way, Madison, Wisconsin, 53717, on May 1, 2009, at 10:00 a.m. Central Daylight Time, and at any adjournment(s) or postponement(s) thereof.
Unless a contrary direction is indicated, this Proxy will be voted FOR the election of all nominees for director, FOR ratifying the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2009, FOR amendment of the 2007 Equity Incentive Plan, and FOR amendment of the 2007 Employee Stock Purchase Plan, and in accordance with the judgment of the proxyholder as to the best interests of TomoTherapy Incorporated, upon any other business as may properly come before the meeting or any adjournment or postponement thereof.
IF YOU ELECT TO VOTE BY MAIL, PLEASE FILL IN, DATE, SIGN AND MAIL
THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
See reverse side for voting instructions.

TOMOTHERAPY
THERE ARE THREE WAYS TO VOTE: BY INTERNET, TELEPHONE OR
MAIL
Internet and telephone voting is available 24 hours a day, 7 days a week through 11:59 PM Eastern Time the day prior to the annual meeting day.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET	TELEPHONE	MAIL

www.cesvote.com	1-888-693-8683

Go to the website listed above.	Use any touch-tone telephone.	Mark, sign and date your WHITE PROXY CARD.

Have your WHITE PROXY CARD ready.	Have your WHITE PROXY CARD ready.	Detach your WHITE PROXY CARD.

Follow the simple instructions that appear on your computer screen.	Follow the simple recorded instructions.	Return your WHITE PROXY CARD in the postage-paid envelope provided.
Please Vote, Sign, Date and Return Promptly in the
Enclosed Postage-Paid Envelope
If you vote by Phone or Internet, you do not need to mail your Proxy Card
â Please detach here. â
The Board of Directors Recommends a Vote FOR Items 1, 2, 3 and 4.

1. Election of directors:

To serve until the 2010 Annual Meeting of Shareholders:	1 John J. Greisch 2 Sam R. Leno 3 T. Rockwell Mackie	☐ Vote FOR all nominees (except as marked below)	☐ Vote WITHHELD from all nominees

4 John J. McDonough

5 Cary J. Nolan

6 Carlos A. Perez

7 Frederick A. Robertson

8 Roy T. Tanaka

9 Frances S. Taylor

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) above.)

2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for fiscal year 2009.	☐ For ☐ Against ☐ Abstain

3.	To amend the 2007 Equity Incentive Plan.	☐ For ☐ Against ☐ Abstain

4.	To amend the 2007 Employee Stock Purchase Plan.	☐ For ☐ Against ☐ Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTOR OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box  ☐   Indicate changes below:
   Date

Signature(s) in Box
Please print exactly as your name(s) appear on the Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.